UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒
Preliminary Proxy Statement

☐
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐
Definitive Proxy Statement

☐
Definitive Additional Materials

☐
Soliciting Material Pursuant to §240.14a-12

OUTLOOK THERAPEUTICS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒
No fee required.

☐
Fee paid previously with preliminary materials.

☐
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

485 Route 1 South, Building F, Suite 320, Iselin, New Jersey 08830
(609) 619-3990
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
Dear Stockholder:
You are cordially invited to attend the Annual Meeting of Stockholders of Outlook Therapeutics, Inc., a Delaware corporation. The meeting will be held on            , March   , 2024 at 9:00 a.m. Central Time at the offices of Cooley LLP, 110 N. Wacker Drive, Suite 4200, Chicago, Illinois 60606.
You are being asked to vote on the following matters:
(1)
To elect the Board’s nominees, Gerd Auffarth, M.D., Julia A. Haller, M.D., Andong Huang and Lawrence A. Kenyon, to the Board of Directors as Class II Directors to hold office until the 2027 Annual Meeting of Stockholders.

(2)
To approve the potential issuance in excess of 19.99% of our outstanding common stock in a private placement of shares of common stock and accompanying warrants at a price per share that is less than the “minimum price” under Nasdaq Listing Rule 5635.

(3)
To approve the potential issuance in excess of 19.99% of our outstanding common stock upon the conversion of an outstanding convertible note at a conversion price per share that is less than the “minimum price” under Nasdaq Listing Rule 5635, if required pursuant to the terms of the convertible note.

(4)
To approve the amendment of Outlook Therapeutics, Inc.’s Amended and Restated Certificate of Incorporation, or the Restated Certificate, to increase the total number of shares of our common stock authorized for issuance from 425,000,000 shares to 1,200,000,000 shares.

(5)
To approve the amendment of the Restated Certificate to reflect new Delaware law provisions regarding officer exculpation.

(6)
To approve the amendment of the Restated Certificate to effect a reverse stock split of our issued and outstanding common stock, and a corresponding and proportionate reduction in the number of authorized shares of common stock, at a ratio of 1-for-10 to 1-for-30, to be determined in the sole discretion of the Board of Directors.

(7)
To ratify the selection by the Audit Committee of the Board of Directors of KPMG LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2024.

(8)
A non-binding advisory vote on the compensation of Outlook Therapeutics, Inc.’s named executive officers.

(9)
To conduct any other business properly brought before the Annual Meeting and any adjournment or postponement thereof.

These items of business are more fully described in the Proxy Statement accompanying this Notice.

The record date for the Annual Meeting is January 22, 2024. Only stockholders of record as of the close of business on that date may vote at the Annual Meeting or any adjournment or postponement thereof.
By Order of the Board of Directors,
/s/ Lawrence A. Kenyon

Lawrence A. Kenyon
Corporate Secretary
Iselin, New Jersey
                 , 2024

You are cordially invited to attend the Annual Meeting in person. Whether or not you expect to attend the Annual Meeting, please complete, date, sign and return the enclosed proxy, or vote over the telephone or the internet as instructed in these materials, as promptly as possible in order to ensure your representation at the Annual Meeting. Even if you have voted by proxy, you may still vote in person if you attend the Annual Meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Annual Meeting, you must obtain a proxy issued in your name from that record holder.

i

ii

OUTLOOK THERAPEUTICS, INC.
485 Route 1 South, Building F, Suite 320, Iselin, New Jersey 08830
(609) 619-3990
PROXY STATEMENT FOR THE
2024 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MARCH   , 2024
QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING
Why am I receiving these materials?
We have sent you this proxy statement, our annual report to stockholders for the fiscal year ended September 30, 2023 and the Proxy Card, or collectively, the Proxy Materials, because the Board of Directors, or the Board, of Outlook Therapeutics, Inc., sometimes referred to as the Company or Outlook Therapeutics, is soliciting your proxy to vote at the 2024 Annual Meeting of Stockholders, or the Annual Meeting, including any adjournment or postponement thereof. This proxy statement summarizes the information you will need to know to cast an informed vote at the Annual Meeting. You are invited to attend the Annual Meeting to vote on the proposals described in this proxy statement. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed Proxy Card, or follow the instructions below to submit your proxy over the telephone or through the internet.
We intend to begin mailing these Proxy Materials on or about            , 2024 to all stockholders of record entitled to vote at the Annual Meeting.
How do I attend the Annual Meeting?
The Annual Meeting will be held on            , March   , 2024, at 9:00 a.m. Central Time, at the offices of Cooley LLP, 110 N. Wacker Drive, Suite 4200, Chicago, Illinois 60606. Information on how to vote in person at the Annual Meeting is discussed below.
Who can vote at the Annual Meeting?
Only stockholders of record at the close of business on January 22, 2024, or the Record Date, will be entitled to vote at the Annual Meeting. On the Record Date, there were 260,257,517 shares of common stock outstanding and entitled to vote.
Stockholder of Record: Shares Registered in Your Name
If on the Record Date your shares of common stock were registered directly in your name with Outlook Therapeutics’ transfer agent, Equiniti Trust Company, LLC, or Equiniti, then you are a stockholder of record. As a stockholder of record, you may vote in person at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed Proxy Card or vote by proxy over the telephone or on the internet as instructed below to ensure your vote is counted.
Beneficial Owner: Shares Registered in the Name of a Broker or Bank
If on the Record Date your shares of common stock were held not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name,” and these Proxy Materials are being forwarded to you by that organization.
The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting.
However, because you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.

What am I voting on?
There are eight matters scheduled for a vote:
•
Proposal No. 1: Election of four Class II directors.

•
Proposal No. 2: To approve the potential issuance in excess of 19.99% of our outstanding common stock in a private placement of shares of common stock and accompanying warrants at a price per share that is less than the “minimum price” under Nasdaq Listing Rule 5635, or the Private Placement Share Issuance Proposal.

•
Proposal No. 3: To approve the potential issuance in excess of 19.99% of our outstanding common stock upon the conversion of an outstanding convertible note at a conversion price per share that is less than the “minimum price” under Nasdaq Listing Rule 5635, if required pursuant to the terms of the convertible note, or the Convertible Note Share Issuance Proposal.

•
Proposal No. 4: Approval of the amendment of Outlook Therapeutics’ Amended and Restated Certificate of Incorporation, as amended, or the Restated Certificate, to increase the total number of shares of our common stock authorized for issuance from 425,000,000 shares to 1,200,000,000 shares, or the Authorized Share Increase Proposal.

•
Proposal No. 5: Approval of the amendment of the Restated Certificate to reflect new Delaware law provisions regarding officer exculpation, or the Officer Exculpation Proposal.

•
Proposal No. 6: Approval of the amendment of the Restated Certificate to effect a reverse stock split of our issued and outstanding common stock, and a corresponding and proportionate reduction in the number of authorized shares of common stock, at a ratio of 1-for-10 to 1-for-30, to be determined in the sole discretion of the Board, or the Reverse Stock Split Proposal.

•
Proposal No. 7: Ratification of the selection by the Audit Committee of the Board of Outlook Therapeutics of KPMG LLP as our independent registered public accounting firm for our fiscal year ending September 30, 2024.

•
Proposal No. 8: A non-binding advisory vote on the compensation of Outlook Therapeutics’ named executive officers.

What if another matter is properly brought before the meeting?
The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.
How do I vote?
You may either vote “For” the nominees to the Board in Proposal No. 1 or you may “Withhold” your vote for any nominee you specify. For Proposal Nos. 2, 3, 4, 5, 6, 7 and 8, you may vote “For” or “Against” or abstain from voting.
Please note that by casting your vote by proxy you are authorizing the individuals listed on the Proxy Card to vote your shares in accordance with your instructions and in their discretion with respect to any other matter that properly comes before the Annual Meeting or any adjournments or postponements thereof.
The procedures for voting are fairly simple:
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record as of the Record Date, you may vote in person during the Annual Meeting or you may vote by proxy using the enclosed Proxy Card, over the telephone or through the internet.
Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote in person even if you have already voted by proxy.

•
To vote in person, come to the Annual Meeting and we will give you a ballot when you arrive.

•
To vote using the Proxy Card, simply complete, sign and date the enclosed Proxy Card and return it promptly in the envelope provided. If you return your signed Proxy Card to us before the Annual Meeting, we will vote your shares as you direct.

•
To vote over the telephone, dial toll-free 1-800-PROXIES (1-800-776-9437) using a touch-tone phone and follow the recorded instructions. You will be asked to provide the company number and control number from the enclosed Proxy Card. Your telephone vote must be received by 11:59 p.m., Eastern Time on March   , 2024 to be counted.

•
To vote through the internet, go to http://www.voteproxy.com to complete an electronic Proxy Card. You will be asked to provide the company number and control number from the enclosed Proxy Card. Your internet vote must be received by 11:59 p.m., Eastern Time on March   , 2024 to be counted.

Beneficial Owner: Shares Registered in the Name of Broker, Bank or Other Agent
If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a voting instruction form with these Proxy Materials from that organization rather than from Outlook Therapeutics. Simply complete and mail the voting instruction form to ensure that your vote is counted. Alternatively, you may vote by telephone or over the internet as instructed by your broker or bank. To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker or bank included with these Proxy Materials or contact your broker or bank to request a proxy form.
Internet proxy voting may be provided to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your internet access, such as usage charges from internet access providers and telephone companies.
How many votes do I have?
On each matter to be voted upon, you have one vote for each share of common stock you own as of the close of business on the Record Date.
What happens if I do not vote?
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record and do not vote by completing your Proxy Card, by telephone, through the internet or in person at the Annual Meeting, your shares will not be voted.
Beneficial Owner: Shares Registered in the Name of Broker or Bank (Broker non-votes)
If you are a beneficial owner and do not instruct your broker, bank, or other agent how to vote your shares, the question of whether your broker or nominee will still be able to vote your shares depends on whether the New York Stock Exchange, or NYSE, deems the particular proposal to be a “routine” matter. Brokers and nominees can use their discretion to vote “uninstructed” shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the rules and interpretations of the NYSE, “non-routine” matters are matters that may substantially affect the rights or privileges of stockholders, such as elections of directors (even if not contested). Accordingly, your broker or nominee may not vote your shares on Proposal Nos. 1, 2, 3, 4, 5 or 8 without your instructions, but may vote your shares on Proposal Nos. 6 and 7 even in the absence of your instruction.
What if I return a Proxy Card or otherwise vote but do not make specific choices?
If you return a signed and dated Proxy Card or otherwise vote without marking voting selections on matters on which you are entitled to cast votes, your shares will be voted, as applicable, “For” the election of the nominees for directors named in Proposal No. 1 and “For” Proposal Nos. 2, 3, 4, 5, 6, 7 and 8. If any other matter is properly presented at the meeting, your proxyholder (one of the individuals named on your Proxy Card) will vote your shares using his best judgment.
Who is paying for this proxy solicitation?
We will pay for the entire cost of soliciting proxies. In addition to these Proxy Materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding Proxy Materials to beneficial owners.
What does it mean if I receive more than one set of Proxy Materials?
If you receive more than one set of Proxy Materials, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on the Proxy Cards in the Proxy Materials to ensure that all of your shares are voted.
Can I change my vote after submitting my proxy?
Stockholder of Record: Shares Registered in Your Name
Yes. You can revoke your proxy at any time before the final vote at the meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:
•
You may submit another properly completed Proxy Card with a later date.

•
You may grant a subsequent proxy by telephone or through the internet.

•
You may send a timely written notice that you are revoking your proxy to Outlook Therapeutics’ Corporate Secretary at 485 Route 1 South, Building F, Suite 320, Iselin, New Jersey 08830.

•
You may attend the Annual Meeting and vote in person. Simply attending the meeting will not, by itself, revoke your proxy.

Your most current Proxy Card or telephone or internet proxy is the one that is counted.
Beneficial Owner: Shares Registered in the Name of Broker, Bank or Other Agent
If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.
When are stockholder proposals and director nominations due for next year’s annual meeting?
To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing by           , 2024 to Outlook Therapeutics’ Corporate Secretary at 485 Route 1 South, Building F, Suite 320, Iselin, New Jersey 08830. If you wish to submit a proposal (including a director nomination) at the meeting that is not to be included in next year’s proxy materials, you must provide specified information in writing to our Corporate Secretary at the address above not later than the close of business on                , 2024 nor earlier than the close of business                , 2024. You are also advised to review our Bylaws, which contain a description of the information required to be submitted, as well as additional requirements about advance notice of stockholder proposals and director nominations.
How are votes counted?
Votes will be counted by the inspector of election appointed for the meeting, who will separately count, for Proposals No. 1, votes “For,” “Withhold” and, if applicable, broker non-votes; with respect to Proposal Nos. 2, 3, 4, 5, 6, 7 and 8, votes “For” and “Against,” abstentions and, if applicable, broker non-votes.

How many votes are needed to approve each proposal?
The following table summarizes the minimum vote needed to approve each proposal and the effect of abstentions and broker non-votes.
Proposal Number	Proposal Description	Vote Required for Approval	Effect of Withheld Votes / Abstentions	Effect of Broker Non-Votes
1	Election of Class II Directors	Plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote in the election of directors	Withheld votes will have no effect	No effect
2	Approval of the Private Placement Share Issuance Proposal	“For” votes from the holders of a majority of the voting power of the shares present in person or represented by proxy at the Annual Meeting and voting affirmatively or negatively (excluding abstentions and broker non-votes)	Abstentions will have no effect	No effect
3	Approval of the Convertible Note Share Issuance Proposal	“For” votes from the holders of a majority of the voting power of the shares present in person or represented by proxy at the Annual Meeting and voting affirmatively or negatively (excluding abstentions and broker non-votes)	Abstentions will have no effect	No effect
4	Approval of the Authorized Share Increase Proposal	“For” votes cast exceed “against” votes cast	Abstentions will have no effect	No effect(1)
5	Approval of the Officer Exculpation Proposal	“For” votes from the holders of at least 66 2∕3% of the voting power of all outstanding shares	Abstentions will count as a vote against	Broker non-votes will count as a vote against
6	Approval of the Reverse Stock Split Proposal	“For” votes cast exceed “against” votes cast	Abstentions will have no effect	No broker non-votes; brokers have discretion to vote
7	Ratification of KPMG LLP as Independent Registered Public Accounting Firm for year ended September 30, 2024	“For” votes from the holders of a majority of the voting power of the shares present in person or represented by proxy at the Annual Meeting and voting affirmatively or negatively (excluding abstentions and broker non-votes)	Abstentions will have no effect	No broker non-votes; brokers have discretion to vote

Proposal Number	Proposal Description	Vote Required for Approval	Effect of Withheld Votes / Abstentions	Effect of Broker Non-Votes
8	A non-binding advisory vote on the compensation of Outlook Therapeutics’ named executive officers	“For” votes from the holders of a majority of the voting power of the shares present in person or represented by proxy at the Annual Meeting and voting affirmatively or negatively (excluding abstentions and broker non-votes)	Abstentions will have no effect	No effect

(1)
While similar proposals are typically considered to be “routine” matters under NYSE rules, based on consultation with the NYSE, this proposal is considered a “non-routine” matter under NYSE rules given other related non-routine proposals being presented for approval at the Annual Meeting as discussed in this proxy statement.

What is the quorum requirement?
A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least a majority of the voting power of the outstanding shares entitled to vote at the Annual Meeting are present at the meeting in person or represented by proxy. On the Record Date, there were 260,257,517 shares of common stock outstanding and entitled to vote. Thus, shares representing 130,128,759 votes must be present in person or represented by proxy at the Annual Meeting to have a quorum.
Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the chairman of the meeting may adjourn the meeting to another date.
How can I find out the results of the voting at the Annual Meeting?
Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.
What proxy materials are available on the internet?
This proxy statement, the Proxy Card and the annual report to stockholders will be available at https://www.astproxyportal.com/ast/22704/.

PROPOSAL 1
ELECTION OF DIRECTORS
Our Board of Directors, or the Board, is divided into three classes, and each class has a three-year term. Vacancies and newly-created directorships on the Board shall, unless the Board determines by resolution that any such vacancies or newly created directorships shall be filled by the stockholders and except as otherwise provided by applicable law, be filled only by the affirmative vote of a majority of the remaining directors. A director elected by the Board to fill a vacancy in a class, including vacancies created by an increase in the number of directors, shall serve for the remainder of the full term of that class and until the director’s successor is duly elected and qualified.
The Board presently has ten members. There are four Class II directors whose terms of office expire at the Annual Meeting in 2024. Each of the nominees listed below has been selected by the Board as a nominee in accordance with the recommendation of the Nominating and Corporate Governance Committee, or the Nominating Committee. Each of the nominees listed below has been previously elected by the stockholders. If elected at the Annual Meeting, each of these nominees would serve until the 2027 Annual Meeting of Stockholders and until his or her successor has been duly elected and qualified, or, if sooner, until the director’s death, resignation or removal. We do not have a formal policy regarding director or director nominee attendance at the Annual Meeting. Two of our current directors were able to attend the 2023 annual meeting of stockholders.
Directors are generally elected by a plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote in the election of directors. Accordingly, the nominees need to receive the highest number of affirmative votes to be elected. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the nominees named below. If the nominees become unavailable for election as a result of an unexpected occurrence, your shares will be voted for the election of a substitute nominee proposed by the Company. Each person nominated for election has agreed to serve if elected. Our management has no reason to believe that the nominees will be unable to serve.
Nominees for Election
The following discussion includes brief biographies of each of the nominees for Class II Director and a discussion of the specific experience, qualifications, attributes or skills of each nominee that led the Board to recommend those persons as nominees for Class II Director, as of January 22, 2024.
The Nominating Committee seeks to assemble a board that, as a whole, possesses the appropriate balance of professional and industry knowledge, financial expertise and high-level management experience necessary to oversee and direct our business. To that end, the Nominating Committee has identified and evaluated nominees in the broader context of the Board’s overall composition, with the goal of recruiting members who complement and strengthen the skills of other members and who also exhibit integrity, collegiality, sound business judgment and other qualities that the Nominating Committee views as critical to effective functioning of the Board.
NAME	AGE	POSITION HELD WITH THE COMPANY, CLASS
Gerd Auffarth, M.D.	59	Director, Class II
Julia A. Haller, M.D.	69	Director, Class II
Andong Huang	26	Director, Class II
Lawrence A. Kenyon	58	Chief Financial Officer, Executive Vice President, Treasurer, Secretary, Director, Class II
Gerd Auffarth, M.D.    Prof. Dr. Auffarth has served as a member of the Board since April 2020. Prof. Dr. Auffarth is an internationally recognized ophthalmologist in the area of research and development as well as clinical care for patients. He currently serves as the Medical Director of Heidelberg University Eye Clinic. Prior to his appointment as Medical Director in 2011, he worked as a senior physician at the University Eye Clinic. He currently serves as the Director of the International Vision Correction Research Center (IVCRC) and the David J. Apple Laboratory for Ocular Pathology. He is a board member of the

German and the European Society for Cataract and Refractive Surgery. In 2004 he was appointed Vice Chairman and Deputy Director of the Heidelberg Department of Ophthalmology; he was awarded Extraordinary Professorship in the Medical Faculty of the University of Heidelberg in May 2005. Prof. Dr. Auffarth holds an M.D. from RWTH Aachen University and a Ph.D. in Ocular Pathology from the Ruprecht-Karls University of Heidelberg.
The Board believes Prof. Dr. Auffarth’s experience and expertise in ophthalmology qualify him to serve on the Board.
Julia A. Haller, M.D.   Dr. Haller has served as a member of the Board since August 2022. Dr. Haller has served as the Ophthalmologist-in-Chief of Wills Eye Hospital since November 2007, where she holds the William Tasman, M.D. Endowed Chair and is Professor and Chair of the Department of Ophthalmology at Sidney Kimmel Medical College at Thomas Jefferson University and Thomas Jefferson University Hospitals. Prior to her current positions, Dr. Haller trained at the Wilmer Eye Institute at Johns Hopkins where she served as the first female Chief Resident. She then joined the Johns Hopkins faculty where she directed the retina fellowship program and held the Katharine Graham Chair in Ophthalmology. Dr. Haller currently serves on the board of directors at Bristol Myers Squibb Co. and Opthea Limited and previously served on the board of directors at Eyenovia, Inc. and Celgene. Dr. Haller currently serves on the board of The Philadelphia Orchestra Association, is vice chair of the Board of Trustees of The College of Physicians of Philadelphia, chairs the Heed Ophthalmic Foundation, and is president of the council for the Johns Hopkins Medicine Alumni Association. Dr. Haller received an A.B. in Philosophy from Princeton University and her M.D. from Harvard University Medical School.
The Board believes Dr. Haller’s experience in ophthalmology, as well as her service on the board of directors for companies in the life sciences industry, qualify her to serve on the Board.
Andong Huang.   Mr. Huang has served as a member of the Board since June 2020. Mr. Huang has been Vice President, Business Development for Syntone Technologies Group (China) since 2017, focusing on strategic partnerships and international business relationships. Mr. Huang received his Honours Bachelor of Arts from the University of Toronto with majors in Economics and East Asian Studies and is fluent in Mandarin Chinese and English. Mr. Huang was initially appointed to the Board by Syntone Ventures LLC, or Syntone, pursuant to the Stock Purchase Agreement by and between the Company and Syntone, dated May 22, 2020.
The Board believes Mr. Huang’s industry experience and relationship with a significant investor qualify him to serve on the Board.
Lawrence A. Kenyon.   Mr. Kenyon has served as a member of our Board and Chief Financial Officer since August 2018, as Chief Executive Officer and President from August 2018 to July 2021, as Interim Chief Executive Officer from June 2018 to August 2018, and as our Chief Financial Officer, Treasurer and Corporate Secretary since September 2015. Prior to that, from February 2014 to September 2015, Mr. Kenyon served as the Chief Financial Officer of Arno Therapeutics, Inc., a biopharmaceutical company focused on the development of therapeutics for cancer and other life-threatening diseases, and also as Chief Operating Officer from July 2014 to September 2015. From December 2011 to March 2013, Mr. Kenyon served as the Interim President & Chief Executive Officer, Chief Financial Officer and Secretary of Tamir Biotechnology, Inc., a publicly held biopharmaceutical company engaged in the development of oncology and anti-infective therapeutics. Prior to that, from December 2008 to July 2010, Mr. Kenyon was the Executive Vice President, Finance and, commencing in March 2009, the Chief Financial Officer of Par Pharmaceutical Companies, Inc., a publicly held generic and branded specialty pharmaceutical company. Prior to March 2009, Mr. Kenyon was the Chief Financial Officer and Secretary of Alfacell Corporation from January 2007 through February 2009 and also served at various times during this period as Alfacell’s Executive Vice President, Chief Operating Officer and President, and was a member of Alfacell’s board of directors from November 2007 to April 2009. Prior to joining Alfacell, Mr. Kenyon served as the Executive Vice President, Chief Financial Officer and Corporate Secretary at NeoPharm, Inc., a publicly traded biopharmaceutical company, from 2000 to 2006. Mr. Kenyon received a B.A. in Accounting from the University of Wisconsin — Whitewater and is a Certified Public Accountant in Illinois.
The Board believes Mr. Kenyon’s experience as our former Chief Executive Officer and as our Chief Financial Officer, combined with his experience in the biopharmaceutical industry, qualifies him to serve on the Board.

Vote Required
The election of directors requires a plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote in the election of directors. Broker non-votes and withheld votes will have no effect on this proposal.
THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF EACH NAMED NOMINEE.

Directors Continuing in Office Until the 2025 (Class III) and 2026 (Class I) Annual Meetings
The following table sets forth information concerning our continuing directors as of January 22, 2024.
NAME	AGE	POSITION HELD WITH THE COMPANY, CLASS
Ralph H. “Randy” Thurman	74	Executive Chairman of the Board, Director, Class III
Yezan Haddadin	48	Director, Class I
Kurt J. Hilzinger	63	Director, Class I
Julian Gangolli	66	Director, Class III
C. Russell Trenary III	66	President, Chief Executive Officer and Director, Class III
Faisal G. Sukhtian	39	Director, Class I
Ralph H. “Randy” Thurman.   Mr. Thurman has served as the Executive Chairman of the Board since June 2018 and has served as a member of the Board since April 2018. He also currently serves as a director of uMethod Inc, and as an Advisory Board Director for the Villanova Law School Scarpa Center for Law and Entrepreneurialism and is engaged as an independent advisor/operating executive in the private equity industry. Mr. Thurman was previously a member of the board of directors of Allscripts, Inc. and the Executive Chairman of Presbia PLC (an Orchard Capital Corporation company), a publicly-traded medical device company. From 2008 to 2011, Mr. Thurman served as Executive Chairman of CardioNet Inc. (now known as BioTelemetry, Inc.), and as its interim Chief Executive Officer from 2008 until 2010. From 2001 until 2007, Mr. Thurman was Founder, Chairman and Chief Executive Officer of VIASYS Healthcare Inc., a diversified healthcare technology company, which was acquired by Cardinal Healthcare Inc. in 2007. Mr. Thurman served as a consultant to Cardinal Healthcare Inc. from the date of acquisition until 2008. From 1997 until 2001, Mr. Thurman served as Chairman and Chief Executive Officer of Strategic Reserves LLC, which provided advisory services to bio-pharmaceutical, genomic and medical device companies. From 1993 until 1997, Mr. Thurman was Chairman and Chief Executive Officer of Corning Life Sciences, Inc., and from 1984 until 1993, Mr. Thurman held various positions at Rhone-Poulenc Rorer Pharmaceuticals, Inc., a global pharmaceutical company, ultimately as its President. Mr. Thurman served as a fighter pilot in the United States Air Force, is a member of the Distinguished Flying Cross Society of America and graduated from the USAF Air Command and Staff College. Mr. Thurman holds a B.S. in Economics from Virginia Polytechnic Institute and an M.A. in Management from Webster University.
The Board believes Mr. Thurman’s expertise in corporate governance, operating and investing, as well as extensive expertise in the healthcare industry, qualify him to serve on the Board.
Julian Gangolli.   Mr. Gangolli has served as a member of the Board since April 2020. From May 2015 to April 2019, he served as President, North America of GW Pharmaceuticals Inc., and President of Greenwich Biosciences, Inc., the U.S. subsidiary of GW Pharmaceuticals Inc., where he was responsible for building out the U.S. commercial infrastructure. Mr. Gangolli also served as a member of the board of directors of GW Pharmaceuticals Inc. from July 2015 to March 2017. Prior to joining GW Pharmaceuticals Inc., Mr. Gangolli served as President of the North American Pharmaceutical division of Allergan, Inc. for 11 years. Prior to that, he served as Senior Vice President, U.S. Eye Care at Allergan, Inc. Prior to Allergan, Inc., Mr. Gangolli served in sales and marketing positions at VIVUS, Inc., Syntex Pharmaceuticals, Inc., and Ortho-Cilag Pharmaceuticals Ltd in the United Kingdom. Mr. Gangolli currently serves as a member of the board of directors of Krystal Biotech, Inc. and Revance Therapeutics. Mr. Gangolli holds a B.S. in Applied Chemistry from Kingston University.
The Board believes that Mr. Gangolli’s operating experience in the biopharmaceutical industry, experience at multiple public pharmaceutical companies and his expertise in the development and commercialization of specialty pharmaceutical products qualify him to serve on the Board.
Yezan Haddadin.   Mr. Haddadin has served as a member of the Board since October 2017. Since July 2017, Mr. Haddadin has served as chief executive officer of GMS Capital Partners LLC, an investment company focused on making direct private equity investments in North America. GMS Capital Partners LLC is a subsidiary of GMS Holdings. From 2014 to 2017, Mr. Haddadin served as the Chief Executive Officer and a member of the board of directors of a regional investment bank based in Amman, Jordan and Dubai, United Arab Emirates. From 2013 to 2014, Mr. Haddadin served as an Advisor at Ripplewood

Holdings LLC, a New York-based private equity firm. Mr. Haddadin also served as a Managing Director at Perella Weinberg Partners in New York from 2007 to 2013 and an Executive Director with J.P. Morgan in its mergers and acquisitions group from 2000 to 2007. Mr. Haddadin is member of the board of directors of Jordan Ahli Bank. Mr. Haddadin previously served as a member of the board of directors at Sixth of October Development & Investment Company, a publicly listed Egyptian real estate development company. Mr. Haddadin holds a J.D. from Northwestern University Law School and a B.S. in Foreign Service from Georgetown University. Mr. Haddadin is designated to the Board by GMS Ventures & Investments, or GMS Ventures, pursuant to the Amended and Restated Investor Rights Agreement by and between the Company and GMS Ventures dated April 21, 2022.
The Board believes Mr. Haddadin’s managerial and capital raising experience qualifies him to serve on the Board.
Kurt J. Hilzinger.   Mr. Hilzinger has served as a member of the Board since December 2015. Since 2007, Mr. Hilzinger has served as a partner at Court Square Capital Partners L.P., an independent private equity firm, where he is responsible for investing in the healthcare sector. Since July 2003, Mr. Hilzinger also has served in various capacities as a member of the board of directors at Humana, Inc., a managed care company, including serving as Lead Director from August 2010 to January 2014, and as Chairman since January 2014. In addition, Mr. Hilzinger also has served in several roles at Cencora, Inc. (formerly AmerisourceBergen Corporation) a healthcare company, including as a member of the board of directors from March 2004 to November 2007, as the President and Chief Operating Officer from October 2002 to November 2007 and as the Executive Vice President and Chief Operating Officer from August 2001 to October 2002. Mr. Hilzinger also serves on the Visiting Committee at the Ross School of Business at the University of Michigan. Mr. Hilzinger received a B.B.A. in Accounting from the University of Michigan and is a Certified Public Accountant in Michigan.
The Board believes Mr. Hilzinger’s experience and financial expertise in the healthcare sector qualify him to serve on our Board.
C. Russell Trenary III.   Mr. Trenary has served as our President, Chief Executive Officer, and member of the Board since July 2021. He most recently was an Executive Advisor at InnFocus Inc. from April 2020 to July 2021, after serving as President & CEO from October 2013 to April 2020, including during the company’s acquisition in August 2016 by Santen Pharmaceutical Co., Ltd. Prior to that, he was President and CEO of G&H Orthodontics, a global medical device company, and served in a number of senior leadership positions at Advanced Medical Optics, Inc., including as President of the cataract business unit, Chief Marketing Officer, President Americas, Executive VP Public Policy. Prior to that, Mr. Trenary held C-suite positions at Sunrise Technologies International, Inc., served as Senior Vice President, Worldwide Sales & Marketing / Officer at VidaMed, Inc. and held several senior leadership roles at Allergan, Inc., including as Senior Vice President and General Manager of the Medical Optics business unit. Over the course of his career, he has played a key role in seven acquisitions and closely led four major product launches in eye care medical devices. Mr. Trenary received a B.S. in Business Administration from Miami University, Oxford, OH and his MBA from Michigan State University.
The Board believes that Mr. Trenary’s expertise in similar positions in the biopharmaceutical and related fields qualifies him to serve on the Board.
Faisal G. Sukhtian.   Mr. Sukhtian has served as a member of the Board since September 2017. Mr. Sukhtian is the Executive Director at GMS Holdings, a privately owned diversified investment company. Mr. Sukhtian oversees a number of investments within the GMS Holdings portfolio and has served as a director on the company’s board since 2008. Mr. Sukhtian has extensive experience in operations, strategy development and mergers and acquisitions in the biopharma and life sciences space. He has been the chairman of the board of Genepharm, a leading European B2B pharmaceutical company, since 2019. Mr. Sukhtian served as a member of the board of MS Pharma, a leading regional pharmaceutical company focused on the MENA region, since 2011. Mr. Sukhtian has served as Vice Chairman of the board of Agri Sciences, an international crop protection company headquartered in Jordan, since 2010. Mr. Sukhtian previously served on the boards of Stelis Biopharma, a biotech company based in India, from 2015 to 2021, as well as Alvogen, a global generics company, from 2008 to 2014. From 2008 to 2011, Mr. Sukhtian served as Executive Director of Munir Sukhtian International. Mr. Sukhtian has served as a member of the board of directors of Expert Petroleum, an oilfield services company based in Romania, since 2008, and Waterloo Industries, Inc., a manufacturer of tool storage based in the United States, from 2015 to 2017. Prior to joining GMS Holdings, Mr. Sukhtian worked at J.P. Morgan, in New York, where he worked primarily on mergers and acquisitions, debt and equity transactions serving clients in the industrials and transportation industries. Mr. Sukhtian received an M.B.A. from Columbia Business School and a B.S. in International Economics from Georgetown University’s School of Foreign Service. Mr. Sukhtian is designated to the Board by GMS Ventures pursuant to the Amended and Restated Investor Rights Agreement by and between the Company and GMS Ventures dated April 21, 2022.
The Board believes Mr. Sukhtian’s managerial and pharmaceutical industry experience qualifies him to serve on the Board.
Family Relationships
There are no family relationships among any of our directors or executive officers or the persons nominated to become director.
Board Diversity
Due to the complex nature of our business, the Board believes it is important to consider diversity of race, ethnicity, gender, sexual orientation, age, education, cultural background, and professional experiences in evaluating board candidates in order to provide practical insights and diverse perspectives. Below is an overview of the diversity statistics for our Board:
Board Diversity Matrix (As of January 29, 2024)
Total Number of Directors	10
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	1	9	—	—
Part II: Demographic Background
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	1	—	—
Hispanic or LatinX	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	1	5	—	—
Two or more races or ethnicities	—	3	—	—
LGBTQ+	0
Did not disclose demographic background	—

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
Independence of the Board of Directors
As required under the listing standards of The Nasdaq Stock Market, LLC, or Nasdaq, a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by the Board. The Board consults with our outside counsel to ensure that its determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of Nasdaq, as in effect from time to time.
Consistent with these considerations, after review of all relevant identified transactions or relationships between each director, or any of his or her family members, and the Company, our senior management and our independent registered public accounting firm, the Board has affirmatively determined that the following eight directors are independent directors within the meaning of the applicable Nasdaq listing standards: Prof. Dr. Auffarth, Dr. Haller, and Messrs. Gangolli, Haddadin, Hilzinger, Huang, Sukhtian and Thurman. In making this determination, the Board found that none of these directors had a material or other disqualifying relationship with the Company.
In making those independence determinations, the Board took into account certain relationships and transactions that occurred in the ordinary course of business between us and entities with which some of our directors are or have been affiliated, including the relationships and transactions described in the section of this proxy captioned “Transactions with Related Persons,” and all other facts and circumstances that the Board deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each director.
Board Leadership Structure
The Board has an independent Executive Chairman, Mr. Thurman, who has authority, among other things, to call and preside over Board meetings, including meetings of the independent directors, to set meeting agendas and to determine materials to be distributed to the Board. Accordingly, the Executive Chairman has substantial ability to shape the work of the Board. We believe that separation of the positions of Executive Chairman and Chief Executive Officer reinforces the independence of the Board in its oversight of the business and affairs of the Company. In addition, we believe that having an independent Executive Chairman creates an environment that is more conducive to objective evaluation and oversight of management’s performance, increasing management accountability and improving the ability of the Board to monitor whether management’s actions are in the best interests of the Company and its stockholders. As a result, we believe that having an independent Executive Chairman can enhance the effectiveness of the Board as a whole.
Role of the Board in Risk Oversight
One of the Board’s key functions is informed oversight of our risk management process. The Board does not have a standing risk management committee, but rather administers this oversight function directly through the Board as a whole, as well as through various standing Board committees that address risks inherent in their respective areas of oversight. In particular, the Board is responsible for monitoring and assessing strategic risk exposure, including a determination of the nature and level of risk appropriate for the Company. The Audit Committee of the Board, or the Audit Committee, has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The Audit Committee also monitors compliance with legal and regulatory requirements. Our Nominating Committee monitors the effectiveness of our corporate governance guidelines, including whether they are successful in preventing illegal or improper liability-creating conduct. The Compensation Committee of the Board, or the Compensation Committee, assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking. Typically, the applicable Board committees meet at least annually with the employees responsible for risk management in the committees’ respective areas of oversight. Both the Board as a whole and the various standing committees receive periodic reports from management, as well as incidental reports, as matters may arise. It is the responsibility of the committee chairs to report findings regarding material risk exposures to the Board as quickly as possible.
Meetings of the Board of Directors
The Board met three times during the last fiscal year. All Board members attended 75% or more of the aggregate number of meetings of the Board and of the committees on which they served, held during the portion of the last fiscal year for which he or she was a director or committee member.
Information Regarding Committees of the Board of Directors
The Board has four standing committees: an Audit Committee, a Compensation Committee, a Nominating Committee and an Executive Committee. The following table provides current membership information for each of the standing committees of the Board:
Name	Audit	Compensation	Nominating and Corporate Governance	Executive
C. Russell Trenary III				X
Lawrence A. Kenyon				X
Kurt J. Hilzinger	X*	X
Faisal G. Sukhtian			X*	X
Ralph “Randy” H. Thurman	X	X*		X
Yezan Haddadin		X		X
Julian Gangolli	X			X
Gerd Auffarth			X
Andong Huang
Julia A. Haller			X

*
Committee Chairperson

Below is a description of each standing committee of the Board.
The Board has determined that each member of the Audit Committee, Compensation Committee and Nominating Committee meets the applicable Nasdaq rules and regulations regarding “independence” as applicable to such committee and each member is free of any relationship that would impair his or her individual exercise of independent judgment with regard to the Company.
Audit Committee
The Audit Committee was established by the Board to oversee our corporate accounting and financial reporting processes and audits of its financial statements. For this purpose, the Audit Committee performs several functions:
•
evaluate the performance of and assesses the qualifications of our independent registered public accounting firm;

•
determine and approve the engagement of our independent registered public accounting firm;

•
determine whether to retain or terminate our existing independent registered public accounting firm or to appoint and engage new independent registered public accounting firms;

•
review and approve the retention of our independent registered public accounting firm to perform any proposed permissible non-audit services;

•
monitor the rotation of partners of our independent registered public accounting firm on our audit engagement team as required by law;

•
review and approve or reject transactions between the Company and any related persons;

•
confer with management and our independent registered public accounting firm regarding the effectiveness of internal control over financial reporting;

•
establish procedures, as required under applicable law, for the receipt, retention and treatment of complaints received regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters; and

•
meet to review our annual audited financial statements and quarterly financial statements with management and our independent registered public accounting firm, including a review of our disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

The Audit Committee is currently composed of three directors: Mr. Gangolli, Mr. Thurman and Mr. Hilzinger, with Mr. Hilzinger serving as Chair. The Audit Committee met four times during the fiscal year. The Board has adopted a written Audit Committee charter that is available to stockholders on our website at https://ir.outlooktherapeutics.com/corporate-governance/governance-highlights.
The Board reviews the Nasdaq listing standards definition of independence for Audit Committee members on an annual basis and has determined that all members of our Audit Committee are independent (as independence is currently defined in Rule 5605(c)(2)(A)(i) and (ii) of the Nasdaq listing standards). The Board has determined that each of the members of the Audit Committee satisfies the independence requirements under Rule 10A-3(b)(1) of the Securities Exchange Act of 1934, as amended, or the Exchange Act. The Board has also determined that Mr. Hilzinger qualifies as an “audit committee financial expert,” as defined in applicable SEC rules.
Compensation Committee
The Compensation Committee is currently composed of three directors: Mr. Thurman, Mr. Hilzinger and Mr. Haddadin, with Mr. Thurman serving as Chair. All members of our Compensation Committee are independent (as independence is currently defined in Rule 5605(d)(2) of the Nasdaq listing standards).
The Compensation Committee met four times during the fiscal year. The Board has adopted a written Compensation Committee charter that is available to stockholders on our website at https://ir.outlooktherapeutics.com/corporate-governance/governance-highlights.
The Compensation Committee acts on behalf of the Board to review, adopt, recommend for adoption and oversee our compensation strategy, policies, plans and programs, including:
•
establishment of corporate and individual performance objectives relevant to the compensation of our executive officers, directors and other senior management and evaluation of performance in light of these stated objectives;

•
review and approve, or recommend for approval to the Board, the compensation and other terms of employment or service, including severance and change-in-control arrangements, of our executive officers, other senior management and directors; and

•
administration of our equity compensation plans, pension and profit-sharing plans, deferred compensation plans and other similar plan and programs.

Compensation Committee Processes and Procedures
Typically, the Compensation Committee meets as its members deem necessary or appropriate, but in no event less than once annually. The agenda for each meeting is usually developed by the Chair of the Compensation Committee, in consultation with the Chief Executive Officer. The Compensation Committee meets regularly in executive session. However, from time to time, various members of management and other employees as well as outside advisers or consultants may be invited by the Compensation Committee to make presentations, to provide financial or other background information or advice or to otherwise participate in Compensation Committee meetings. The Chief Executive Officer may not participate in, or be present during, any deliberations or determinations of the Compensation Committee regarding his compensation or individual performance objectives. The charter of the Compensation Committee grants the Compensation Committee full access to all of our books, records, facilities and personnel. In addition, under the charter, the Compensation Committee has the authority to obtain, at our expense, advice and assistance from compensation consultants and internal and external legal, accounting or other advisers and other external resources that the Compensation Committee considers necessary or appropriate in the performance of its duties. The Compensation Committee has direct responsibility for the oversight of the work of any consultants or advisers engaged for the purpose of advising the Committee. In particular, the Compensation Committee has the sole authority to retain, in its sole discretion, compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultant’s reasonable fees and other retention terms. Under the charter, the Compensation Committee may select, or receive advice from, a compensation consultant, legal counsel or other adviser to the Compensation Committee, other than in-house legal counsel and certain other types of advisers, only after taking into consideration six factors, prescribed by the Securities and Exchange Commission, or the SEC, and Nasdaq, that bear upon the adviser’s independence; however, there is no requirement that any adviser be independent.
During the fiscal year, the Compensation Committee engaged Mercer as a compensation consultant to evaluate long and short-term executive compensation and director compensation. Mercer reviewed our executive officer and director compensation relative to a peer group and against survey data available to them.
Nominating and Corporate Governance Committee
The Nominating Committee is responsible for identifying, reviewing and evaluating candidates to serve as members of the Board (consistent with criteria approved by the Board), reviewing and evaluating incumbent directors, selecting or recommending to the Board for selection candidates for election to the Board, making recommendations to the Board regarding the membership of the committees of the Board, assessing the performance of management and the Board, and developing a set of corporate governance principles for the Company.
The Nominating Committee is currently composed of three directors: Mr. Sukhtian, Prof. Dr. Auffarth and Dr. Haller, with Mr. Sukhtian serving as Chair. All members of the Nominating Committee are independent (as independence is currently defined in Rule 5605(a)(2) of the Nasdaq listing standards). The Nominating Committee meets as its members deem necessary or appropriate. The Board has adopted a written Nominating Committee charter that is available to stockholders on our website at https://ir.outlooktherapeutics.com/corporate-governance/governance-highlights. The Nominating Committee acted by written consent in lieu of a meeting once during the fiscal year.
The Nominating Committee believes that candidates for director should have certain minimum qualifications, including the ability to read and understand basic financial statements, being over 21 years of age and having the highest personal integrity and ethics. The Nominating Committee also intends to consider such factors as possessing relevant expertise upon which to be able to offer advice and guidance to management, having sufficient time to devote to our affairs, demonstrated excellence in his or her field, having the ability to exercise sound business judgment and having the commitment to rigorously represent the long-term interests of our stockholders. However, the Nominating Committee retains the right to modify these qualifications from time to time. Candidates for director nominees are reviewed in the context of the current composition of the Board, our operating requirements, our ongoing contractual obligations, and the long-term interests of stockholders. In conducting this assessment, the Nominating Committee typically considers diversity, age, skills and such other factors as it deems appropriate, given the current needs of the Board and the Company, to maintain a balance of knowledge, experience and capability.
In the case of incumbent directors whose terms of office are set to expire, the Nominating Committee reviews these directors’ overall service to the Company during their terms, including the number of meetings attended, level of participation, quality of performance and any other relationships and transactions that might impair the directors’ independence. The Nominating Committee also takes into account the results of the Board’s self-evaluation, conducted annually. In the case of new director candidates, the Nominating Committee also determines whether the nominee is independent for Nasdaq purposes, which determination is based upon applicable Nasdaq listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary. The Nominating Committee then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The Nominating Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board. The Nominating Committee meets to discuss and consider the candidates’ qualifications and then selects a nominee for recommendation to the Board by majority vote.
At this time, the Nominating Committee does not have a policy with regard to the consideration of director candidates recommended by stockholders. The Nominating Committee believes that it is in the best position to identify, review, evaluate and select qualified candidates for Board membership, based on the comprehensive criteria for Board membership approved by the Board.
The Nominating Committee will consider director candidates recommended by stockholders. The Nominating Committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether or not the candidate was recommended by a stockholder. Stockholders who wish to recommend individuals for consideration by the Nominating Committee to become nominees for election to the Board may do so by delivering a written recommendation to the Nominating Committee at the following address: 485 Route 1 South, Building F, Suite 320, Iselin, New Jersey 08830. Submissions must include the full name of the proposed nominee, age, business and residence address, current principal occupation or employment of the nominee, a description of the proposed nominee’s business experience for at least the previous five years, complete biographical information, a description of the proposed nominee’s qualifications as a director, the class and number of shares of each class of capital stock of the corporation that are owned of record and beneficially by such nominee, and the date or dates on which such shares were acquired and the investment intent of such acquisition. Any such submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected.
Executive Committee
Our Board formed the Executive Committee to meet as needed and provide frequent oversight and guidance to management. We believed this to be critical given our small senior management team, liquidity position, and need to maximize the resources of the Board to continue to develop ONS-5010 and maximize stockholder value. The Executive Committee is composed of our Executive Chairman, Mr. Thurman, Mr. Gangolli, Mr. Haddadin, Mr. Kenyon, Mr. Sukhtian and Mr. Trenary. The Executive Committee meets as needed and provides guidance and direction to the executive management team.
Stockholder Communications with the Board of Directors
Historically, we have not provided a formal process related to stockholder communications with the Board. Nevertheless, every effort has been made to ensure that the views of stockholders are heard by the Board or individual directors, as applicable, and that appropriate responses are provided to stockholders in a timely manner. We believe our responsiveness to stockholder communications to the Board has been excellent.
Code of Ethics
We have adopted a Code of Business Conduct and Ethics that applies to all officers, directors and employees. The Code of Business Conduct and Ethics is available on our website at https://ir.outlooktherapeutics.com/corporate-governance/governance-highlights. If we make any substantive amendments to the Code of Business Conduct and Ethics or grant any waiver from a provision of the Code of Business Conduct and Ethics to any executive officer or director, we will promptly disclose the nature of the amendment or waiver on our website.
Corporate Governance Guidelines
We have Corporate Governance Guidelines to assure that the Board will have the necessary authority and practices in place to review and evaluate our business operations as needed and to make decisions that are independent of our management. The guidelines are also intended to align the interests of directors and management with those of our stockholders. The Corporate Governance Guidelines set forth the practices the Board intends to follow with respect to board composition and selection, board meetings and involvement of senior management, Chief Executive Officer performance evaluation and succession planning, and board committees and compensation. The Corporate Governance Guidelines, as well as the charters for the Audit Committee, Compensation Committee and Nominating Committee may be viewed at https://ir.outlooktherapeutics.com/corporate-governance/governance-highlights.

PROPOSAL 2
APPROVAL OF PRIVATE PLACEMENT SHARE ISSUANCE PROPOSAL
Overview
You are being asked to consider and vote upon a proposal that provides for the potential issuance of a number of shares of our common stock in excess of 19.99% of our outstanding shares of common stock upon closing of the Private Placements (as defined below) at a price per share that is less than the “minimum price” under Nasdaq Listing Rule 5635, or the Private Placement Share Issuance Proposal.
The Private Placements
On January 22, 2024, we entered into a securities purchase agreement, or the Securities Purchase Agreement, with the institutional and accredited investors named therein, or the Investors, pursuant to which we agreed to issue and sell to the Investors, and the Investors agreed to purchase, in a private placement, or the Private Placement, an aggregate of $60.0 million in shares, or the Shares, of our common stock, and, for each Share issued in the Private Placement, accompanying warrants to purchase up to one and a half shares of common stock, or the Warrants and, together with the Shares, the Securities. The purchase price per Share and accompanying Warrant will be equal to the lower of (a) $0.35 and (b) the Market Price of the common stock as of the Closing (as defined below), or the Per Share Price. “Market Price” means the lower of (i) the closing price of the common stock on The Nasdaq Capital Market as of the trading day immediately preceding Closing and (ii) the volume weighted average price of the common stock on The Nasdaq Capital Market over the five trading days prior to the Closing (but in no event lower than $0.07 per share).
In addition, on January 22, 2024, we entered into a securities purchase agreement, or the Syntone Purchase Agreement, with Syntone, an existing investor, pursuant to which Syntone agreed to purchase $5.0 million of shares of common stock, or the Syntone Shares and, together with the Shares, the Private Placement Shares, and, for each Syntone Share issued under the Syntone Purchase Agreement, accompanying warrants to purchase up to one and a half shares of common stock, or the Syntone Warrants, and together with the Warrants, the Private Placement Warrants, on substantially the same terms as those set forth in the Securities Purchase Agreement and the Warrants, subject to receipt of certain regulatory approvals in addition to the closing conditions noted below. We refer to the transactions contemplated by the Syntone Purchase Agreement and the Private Placement collectively as the Private Placements.
The Private Placement Warrants will have a per share exercise price equal to 110% of the Per Share Price, subject to proportional adjustments in the event of stock splits or combinations or similar events (such as the reverse stock split to be implemented prior to Closing as discussed below, which is the subject of Proposal No. 6). The Private Placement Warrants will be exercisable only for cash, except in limited circumstances, at any time after the date of issuance, or the Issue Date, and will expire five years from the Issue Date. A holder of Private Placement Warrants may not exercise such warrant if the holder, together with its affiliates, would beneficially own more than a specified percentage of the outstanding common stock (4.99%, 9.99% or 19.99%, as applicable), immediately after giving effect to such exercise, or the Beneficial Ownership Limitation, which may be increased or decreased at the holder’s option (not to exceed 19.99%), effective 61 days after written notice to us. In addition, we may require the holders to cash exercise the Private Placement Warrants under certain circumstances as follows: (i) if the VWAP (as defined in the Private Placement Warrants) of the common stock equals or exceeds $1.00 per share (subject to adjustment in the event of stock splits, combinations or similar events, such as the reverse stock split to be implemented prior to Closing as discussed below) for 30 consecutive days, or the Stock Price Condition, at any time after we publicly announce topline data from our NORSE EIGHT clinical trial evidencing satisfaction of the trial’s primary endpoints, or the NORSE EIGHT Announcement, upon the consent of a majority of the Board, we may require the holders to exercise up to 20% of the aggregate number of Private Placement Warrants issued to such holder on the Issue Date; and (ii) we may require up to the remainder of the Private Placement Warrants be exercised (A) if the Stock Price Condition is satisfied at any time after we publicly announce approval from the U.S. Food and Drug Administration of our Biologics License Application for ONS-5010, upon the consent of a majority of the members of the Board or (B) if the Stock Price Condition is satisfied at any time after the NORSE EIGHT Announcement, upon the unanimous consent of the members of the Board present at duly called meeting.
The closing of the Private Placements, or the Closing, is conditioned on (i) the filing of an amendment to our certificate of incorporation to increase the number of authorized shares of common stock by at least a number of shares sufficient to issue the Private Placement Shares and the shares of common stock issuable upon exercise of the Private Placement Warrants, or the Warrant Shares (see Proposal No. 4), (ii) the implementation of a reverse stock split of our common stock (see Proposal No. 6), and (iii) stockholder approval of the Private Placements pursuant to Nasdaq Listing Rule 5635(d). The Private Placements will not close, the Private Placement Shares and Private Placement Warrants will not be issued and the proceeds of the Private Placements will not be received by the Company unless and until the foregoing conditions, in addition to the other closing conditions set forth in the Securities Purchase Agreements, have been satisfied. As discussed in this proxy statement, we are seeking stockholder approval of (i) the Private Placement Share Issuance Proposal, (ii) the Authorized Share Increase Proposal and (iii) the Reverse Stock Split Proposal, or collectively, the Stockholder Approval. The Securities Purchase Agreements may be terminated if we do not obtain Stockholder Approval by April 15, 2024 or if Closing has not occurred prior to the 15th trading day following receipt of Stockholder Approval. In connection with the Securities Purchase Agreements, GMS Ventures and Syntone, our largest stockholders, and each of our directors have executed support agreements pursuant to which each has agreed to vote its shares of common stock in favor of the items for which Stockholder Approval is required.
In connection with the Private Placements, we entered into registration rights agreements, or the Registration Rights Agreements, pursuant to which we agreed to prepare and file, within five days following the Closing, one or more registration statements with the SEC to register for resale the Private Placement Shares and the Warrant Shares, or the Registrable Securities. We have agreed to be responsible for all fees and expenses incurred in connection with the registration of the Registrable Securities. We have granted the purchasers in the Private Placements customary indemnification rights in connection with any registration statement filed pursuant to the Registration Rights Agreements. The purchasers in the Private Placements have also granted us customary indemnification rights in connection with any registration statement filed pursuant to the Registration Rights Agreements.
The terms of the Private Placements, including the Private Placement Warrants, are complex and the material terms thereof are only briefly summarized above. For further information regarding the Private Placements and the Private Placement Warrants, please refer to our Current Report on Form 8-K filed with the SEC on January 24, 2024. The discussion herein is qualified in its entirety by reference to such filed transaction documents.
Why We Need Stockholder Approval
Nasdaq Listing Rule 5635(d) requires stockholder approval for certain transactions, other than public offerings, involving the issuance of 20% or more of the total pre-transaction shares outstanding at a price per share less than the applicable Minimum Price (as defined in Listing Rule 5635(d)(1)(A)).
As of January 23, 2024, the date we entered into the Securities Purchase Agreements, the Minimum Price of our Common Stock was approximately $0.34. The purchasers in the Private Placements have agreed to pay a combined price of the Per Share Price described above for (i) each Private Placement Share and (ii) each Private Placement Warrant exercisable for one and a half underlying shares of common stock. Nasdaq generally considers an offering to be at a discount to the Minimum Price if, for each share of common stock (or common stock equivalent) purchased, a corresponding warrant is issued without a value of $0.125 being attributed to such warrant as part of the purchase price. Because the combined purchase price for each Private Placement Share and Private Placement Warrant will be less than the Minimum Price, and the Securities Purchase Agreements are deemed to involve the issuance of more than 20% of the total pre-transaction shares outstanding, we are required to obtain the stockholder approval under Nasdaq Listing Rule 5635(d) and related guidance for the issuance of the Private Placement Shares and the Warrant Shares in excess of 19.99% of the shares of common stock outstanding prior to the Private Placements.

Effect of the Private Placement Share Issuance Proposal on Current Stockholders
If the Private Placement Share Issuance Proposal is adopted by our stockholders at the Annual Meeting, we will have the right to issue shares of common stock in excess of 19.99% of our issued and outstanding common stock by issuing the Private Placement Shares and the Private Placement Warrants, and the Private Placement Warrants would be immediately fully exercisable. The issuance of the Private Placement Shares and the Warrant Shares upon exercise of the Private Placement Warrants will result in dilution to our stockholders and would afford our stockholders a smaller percentage interest in our voting power, liquidation value and aggregate book value.
If our stockholders do not approve the Private Placement Share Issuance Proposal prior to April 15, 2024, the Securities Purchase Agreements may be terminated, and we will not receive any proceeds from the Private Placements.
Interests of Certain Parties
Under the Securities Purchase Agreements, (i) GMS Ventures, a major stockholder in our Company and with which Yezan Haddadin and Faisal Sukhtian, two of our directors, are affiliated, agreed to purchase Shares and Warrants for an aggregate purchase price of $16.1 million and (ii) Syntone, a major stockholder in our Company and with which Andong Huang, one of our directors, is affiliated, agreed to purchase the Syntone Shares and Syntone Warrants for an aggregate purchase price of $5.0 million.
Vote Required
The affirmative vote of the holders of a majority of the voting power of the shares present in person or represented by proxy at the Annual Meeting and voting affirmatively or negatively (excluding abstentions and broker non-votes) will be required to approve this Private Placement Share Issuance Proposal. Abstentions and broker non-votes will have no effect on this proposal.
THE BOARD OF DIRECTORS RECOMMENDS
A VOTE “FOR” PROPOSAL 2

PROPOSAL 3
APPROVAL OF CONVERTIBLE NOTE SHARE ISSUANCE PROPOSAL
Overview
You are being asked to consider and vote upon a proposal that provides for the potential issuance of a number of shares of our common stock in excess of 19.99% of our outstanding shares of common stock upon the conversion of a convertible promissory note that we issued in a private placement in December 2022 and subsequently amended in January 2024 at a conversion price per share less than the “minimum price” under Nasdaq Listing Rule 5635, if required pursuant to the terms of the convertible note, or the Convertible Note Share Issuance Proposal.
The Convertible Promissory Note
On December 22, 2022, we entered into a Securities Purchase Agreement, or the SPA, with Streeterville Capital, LLC, a Utah limited liability company, or the Lender, pursuant to which we issued to the Lender an unsecured convertible promissory note with a face amount of $31.8 million, or the Note. The Note has an original issue discount of $1.8 million. We received gross proceeds of $30.0 million upon the closing on December 28, 2022, after deducting the Lender’s transaction costs in connection with the issuance. The Note currently bears interest at 9.5% per annum and was scheduled to mature on January 1, 2024.
On December 21, 2023, we entered into an amendment to the Note, which provided for an extension of the maturity date of the Note until April 1, 2024 in exchange for a one-time cash payment of $475,000 to the Lender.
On January 22, 2024, we entered into the Third Amendment to the Note, or the Note Amendment. Pursuant to the Note Amendment, the Lender agreed, subject to the satisfaction of certain conditions, to the following conditional amendments, or collectively, the Conditional Amendments:
•
A reduction in the initial Conversion Price (as defined below) with respect to $15.0 million in aggregate principal amount of the Note to the price per share in an issuance of equity securities by the Company resulting in aggregate gross proceeds of at least $25.0 million, or a Qualified Offering (which we expect to result in a reduction of the initial Conversion Price such that it equals the Per Share Price in the Private Placements), or the Conversion Price Adjustment, which would apply to conversions on or after April 1, 2024;

•
An extension of the maturity date of the Note to July 1, 2025;

•
An extension fee of 7.5% of the outstanding balance of the Note, which amount will be calculated and added to the outstanding balance on the date a Qualified Offering is completed;

•
An increase of the rate at which interest will accrue on the Note from 9.5% to the prime rate (as published in the Wall Street Journal) plus 3% (subject to a floor of 9.5%); and

•
An obligation of the Company to repay at least $3.0 million of the outstanding balance of the Note for each calendar quarter beginning with the second quarter of 2024 (subject to adjustment for conversions by the Lender and to payment of an exit fee as set forth in the Note) and continuing until the Note is repaid in full.

The Conditional Amendments are subject to completion of a Qualified Offering, the absence of an event of default under the Note and receipt of approval of the Company’s stockholders of the Note Amendment under Nasdaq Listing Rules 5635(d) and 5635(b).
At our 2023 annual meeting of stockholders, we sought and obtained approval of the issuance of shares of common stock pursuant to the terms of the Note for purposes of Nasdaq Listing Rules 5635(d) and 5635(b). However, due to the nature of the Note Amendment and the Conditional Amendments, we are seeking stockholder approval of the issuance of shares of common stock pursuant to the Note, as amended by the Note Amendment. For purposes of this discussion, we refer to the $15.0 million principal amount of the Note that is subject to the Conversion Price Adjustment as the “Repriced Principal Amount” and the balance of the principal amount of the Note as the “Remaining Principal Amount.”

Beginning on April 1, 2023 (or April 1, 2024, with respect to the Repriced Principal Amount, if this Proposal No. 3 is approved), the Lender has the right to convert all or any portion of the outstanding balance under the Note into a number of shares of common stock obtained by dividing the amount of the Note being converted by the Conversion Price. In addition, we have the right to convert all or any portion of the outstanding balance under the Note into shares of common stock at a Conversion Price of $2.00 per share if certain conditions have been met at the time of conversion, including if at any time the daily volume-weighted average price of our common stock on Nasdaq equals or exceeds $2.50 per share (subject to adjustments for stock splits and stock combinations) for a period of 30 consecutive trading days. We may make payments (i) in cash, (ii) in shares of common stock, with the number of shares being equal to the portion of the applicable payment amount divided by the Conversion Price, or (iii) a combination of cash and shares of common stock. Any payments made by us in cash, including prepayments or repayment at maturity, will be subject to an additional fee of 7.5%.
The Note provides that the Company shall not effect any conversion of the Note to the extent that, after giving effect to the conversion, the Lender (together with its affiliates), would beneficially own a number of shares of common stock exceeding 4.99% of the number of shares of common stock outstanding on such date immediately after giving effect to such conversion, or the Beneficial Ownership Limitation; provided, however, that the Beneficial Ownership Limitation will be increased to 9.99% at such time our market capitalization is less than $25,000,000. By written notice to us, the Lender may increase, decrease or waive the Beneficial Ownership Limitation as to itself, but any such waiver will not be effective until the 61st day after delivery thereof.
Upon the occurrence of certain events described in the Note, including, among others, our failure to pay amounts due and payable under the Note, events of insolvency or bankruptcy, failure to observe covenants contained in the SPA and the Note, breaches of representations and warranties in the SPA, and occurrence of certain transactions without the Lender’s consent (each such event, a Trigger Event), the Lender shall have the right, subject to certain exceptions, to increase the balance of the Note by 10% for a Major Trigger Event (as defined in the Note) and 5% for a Minor Trigger Event (as defined in the Note). If a Trigger Event is not cured within ten (10) trading days of written notice thereof from the Lender, it will result in an event of default (such event, an Event of Default). Following an Event of Default, the Lender may accelerate the Note such that all amounts thereunder become immediately due and payable, and interest shall accrue at a rate of 22% annually until paid. Under the Note, “Conversion Price” means, prior to a Major Trigger Event, $2.00 per share (subject to adjustment for stock splits and stock combinations), and following a Major Trigger Event, the lesser of (i) $2.00 per share (subject to adjustment for stock splits and stock combinations), and (ii) 90% multiplied by the lowest closing bid price in the three trading days prior to the date on which the conversion notice is delivered; provided, however, that if the Conversion Price is below $0.1756 per share, the Company will be required to satisfy a conversion notice from the Lender in cash. In the event that this Proposal No. 3 is approved and the Note Amendment becomes effective, the Conversion Price with respect to the Repriced Principal Amount, or the Adjusted Conversion Price, will be, prior to a Major Trigger Event, the purchase price per share in a Qualified Financing (which we expect to be the Per Share Price in the Private Placements) (subject to adjustment for stock splits and stock combinations), and following a Major Trigger Event, the lesser of (i) the purchase price per share in a Qualified Financing (which we expect to be the Per Share Price in the Private Placements) (subject to adjustment for stock splits and stock combinations), and (ii) 90% multiplied by the lowest closing bid price in the three trading days prior to the date on which the conversion notice is delivered; provided, however, that if the Conversion Price is below $0.1756 per share, we will be required to satisfy a conversion notice from the Lender in cash.
As of December 31, 2023, the outstanding balance of the Note was $31.8 million in principal and $3.2 million in accrued but unpaid interest.
Additional information concerning the SPA, the Note and the Note Amendment is contained in our Annual Report on Form 10-K for the year ended September 30, 2023 and in our Current Report on Form 8-K filed with the SEC on January 24, 2024, which are incorporated by reference herein.
If this Proposal No. 3 is not approved, the Note Amendment and the Conditional Amendments contained therein will not take effect, and we will be required to repay the Note on its maturity date of April 1, 2024 or otherwise restructure or refinance the Note.

Why We Need Stockholder Approval
Our common stock is listed on The Nasdaq Capital Market, and as a result, we are subject to Nasdaq’s Listing Rules, including Nasdaq Listing Rule 5635. Below is an overview of the relevant provisions of Nasdaq Listing Rule 5635 as they relate to the issuance of common stock upon conversion of the Note and the Convertible Note Share Issuance Proposal.
Nasdaq Listing Rule 5635(d)(2)
Nasdaq Listing Rule 5635(d) requires stockholder approval for certain transactions, other than public offerings, involving the issuance of 20% or more of the total pre-transaction shares outstanding at less than the applicable Minimum Price (as defined in Listing Rule 5635(d)(1)(A)). Although the Conversion Price Adjustment, if and when effective, may result in an Adjusted Conversion Price for the Repriced Principal Amount that equals or exceeds the Minimum Price, as described above, upon the occurrence of certain triggering events and/or events of default, the Conversion Price may be lowered and the principal amount under the Note increased, resulting in the issuance of common stock in excess of 19.99% of our outstanding shares of common stock at a conversion price per share less than the Minimum Price. Accordingly, we are seeking stockholder approval pursuant to Nasdaq Listing Rule 5635(d)(2).
Nasdaq Listing Rule 5635(b)
Pursuant to Nasdaq Listing Rule 5635(b), stockholder approval is required prior to an issuance of securities that could result in a “change of control” of a listed company, which for Nasdaq purposes is generally deemed to occur when, as a result of an issuance, an investor or a group of investors acquires, or has the right to acquire, 20% or more of the outstanding equity or voting power of the company and such ownership or voting power would be the company’s largest ownership position. As described above, upon the occurrence of certain triggering events and/or events of default, the Conversion Price may be lowered and the principal amount under the Note increased, resulting in the issuance of common stock in excess of 19.99% of our outstanding shares of common stock. Although the Note includes the Beneficial Ownership Limitation, the Lender may increase, decrease or waive the Beneficial Ownership Limitation as to itself and, as a result, the Lender may receive shares of common stock in an amount that could result in the Lender holding the Company’s largest ownership position. Accordingly, we are also seeking stockholder approval pursuant to Nasdaq Listing Rule 5635(b).
Our Board has determined that it would be advisable and in the best interest of the Company and our stockholders to enable the Lender to be repaid under the Note through the exercise of the Lender’s conversion rights thereunder rather than in cash.
Potential Effects of this Proposal
If the Convertible Note Share Issuance Proposal is approved, the issuance of shares of our common stock upon conversion would dilute, and thereby reduce, each existing stockholder’s proportionate ownership in our common stock. For example, if the entire principal balance and accrued but unpaid interest under the Note as of December 31, 2023 in the amount of $35.0 million were converted at the Conversion Price of $2.00 per share (for the Remaining Principal Amount) and $0.34 per share (for the Repriced Principal Amount, which, for illustrative purposes, represents the closing price of our common stock on the Nasdaq Capital Market immediately preceding the execution of the Note Amendment), then the conversion would result in the issuance of 54,137,050 shares of our common stock, which would increase our common stock outstanding as of December 31, 2023 from 260,257,517 shares to 314,394,567 shares (an increase of 20.8%), without giving effect to the issuance of shares in the Private Placements. Either a decrease in the Conversion Price below $2.00 (with respect to the Remaining Principal Amount) or the Adjusted Conversion Price (with respect to the Repriced Principal Amount), or an increase in the principal or unpaid interest under the Note would increase the number of shares of common stock issued in a conversion under the Note. Our stockholders do not have preemptive rights to subscribe to additional shares that may be issued by us upon conversion of the Note in order to maintain their proportionate ownership of the common stock. Such issuances could also dilute the voting power of a person seeking control of the Company, thereby deterring or rendering more difficult a merger, tender offer, proxy contest or an extraordinary corporate transaction opposed by the Company.

Potential Effects of Non-Approval of this Proposal
If the Convertible Note Share Issuance Proposal is not approved by our stockholders at the Annual Meeting, the Note Amendment will not become effective and the Conditional Amendments will not take effect. In such event, we may not have the resources to satisfy the Note at its current April 1, 2024 maturity, or our satisfaction of the Note may materially impair our working capital. The inability to discharge such indebtedness may also materially adversely affect our ability to raise capital from third parties on attractive terms, if at all.
Vote Required
The affirmative vote of the holders of a majority of the voting power of the shares present in person or represented by proxy at the Annual Meeting and voting affirmatively or negatively (excluding abstentions and broker non-votes) will be required to approve this Convertible Note Share Issuance Proposal. Abstentions and broker non-votes will have no effect on this proposal.
THE BOARD OF DIRECTORS RECOMMENDS
A VOTE “FOR” PROPOSAL 3

PROPOSAL 4
APPROVAL OF AUTHORIZED SHARE INCREASE PROPOSAL
Overview
The Board believes that it is advisable and in Outlook Therapeutics’ best interests and in the best interests of our stockholders to amend our Restated Certificate to increase the total number of authorized shares of common stock from 425,000,000 shares to 1,200,000,000 shares, or the Authorized Share Increase Proposal. On January 27, 2024, the Board adopted resolutions approving the proposed certificate of amendment of the Restated Certificate in substantially the form attached hereto as Appendix A, or the Common Increase Amendment. At that time, the Board declared the proposed Common Increase Amendment to be advisable and in the best interests of Outlook Therapeutics and our stockholders and is accordingly submitting the Authorized Share Increase Proposal for approval by our stockholders.
If stockholders approve this Proposal No. 4, we expect to file the Common Increase Amendment with the Secretary of State of the State of Delaware to increase the number of authorized shares of our common stock as soon as practicable following stockholder approval. In this regard, upon filing of the Common Increase Amendment with the Secretary of State of the State of Delaware, Article IV, Paragraph A of the Restated Certificate would be amended as follows, with the proposed additions underlined and proposed deletions stricken through:
“A. The Company is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares which the Company is authorized to issue is ~~four hundred thirty-five million (435,000,000)~~ one billion two hundred and ten million (1,210,000,000) shares ~~Four hundred twenty-five~~ one billion two hundred million ~~(325,000,000)~~ (1,200,000,000) shares shall be Common Stock, each having a par value of one cent ($0.01). Ten million (10,000,000) shares shall be Preferred Stock, each having a par value of one cent ($0.01).”
As of the close of business on January 22, 2024, of our 425,000,000 authorized shares of common stock, there were 260,257,517 shares of common stock issued and outstanding. In addition to the shares of common stock outstanding on January 22, 2024, there were 7,328,552 shares reserved for issuance pursuant to outstanding warrants, 17,621,395 shares reserved for issuance upon conversion of the Note and 50,829,530 shares reserved for issuance under our various equity compensation plans. As of January 22, 2024, there were 88,963,006 shares remaining available for issuance. In addition, our ability to issue the Securities in the Private Placements is contingent on our ability to increase the number of authorized shares of common stock (see Proposal No. 2). Accordingly, at present, there are not sufficient available unissued and unreserved authorized shares of our common stock to meet the needs of our business described below under “— Reasons for the Increase in Authorized Shares”.
Under the existing terms of the Note, the Lender has the right to convert all or any portion of the outstanding balance under the Note into a number of shares of common stock obtained by dividing the amount of the Note being converted by the Conversion Price. The initial Conversion Price under the Note is $2.00 (without taking into account the Adjusted Conversion Price on the Repriced Principal Amount described in Proposal No. 3 above). The Note reserve described above was calculated by dividing the amount outstanding under the Note as of January 22, 2024, of $35.2 million, by $2.00. The above Note reserve as of the Record Date does not account for potential increases in the number of shares of common stock issuable on conversion of the Note in connection with the Conversion Price Adjustment (as described in Proposal No. 3) or related to an Event of Default under the Note. See “Proposal 3 — Approval of the Convertible Note Share Issuance Proposal — The Convertible Promissory Note” for more information on the impact of an Event of Default under the Note.
As further described below under “— Reasons for the Increase in Authorized Shares,” on January 22, 2024, we entered into the Securities Purchase Agreements, pursuant to which we expect to receive up to $65.0 million in gross proceeds at Closing, subject to certain closing conditions, including stockholder approval of the Authorized Share Increase Proposal and the Reverse Stock Split Proposal (Proposal No. 6). The above reserves as of the Record Date do not account for the Securities that may be issued in the Private Placements. For illustrative purposes, assuming a Per Share Price of $0.35 (which is the Per Share

Price under the Securities Purchase Agreements, subject to adjustment at Closing as described above in Proposal No. 2) and full exercise of the Warrants, there would be 464,285,714 shares of our common stock issuable in the Private Placements.
The proposed Common Increase Amendment would increase the number of shares of common stock that we are authorized to issue from 425,000,000 shares of common stock to 1,200,000,000 shares of common stock, representing an increase of 775,000,000 shares of authorized common stock, with a corresponding increase in the total authorized capital stock, which includes common stock and preferred stock, from 435,000,000 shares to 1,210,000,000 shares.
In addition to the Authorized Share Increase Proposal, we are seeking stockholder approval of the Reverse Stock Split Proposal (Proposal No. 6) at the Annual Meeting. If this Proposal No. 4 and Proposal No. 6 are both approved by our stockholders at the Annual Meeting and the Reverse Stock Split is implemented by our Board, we would expect to file the Common Increase Amendment with the Secretary of State of the State of Delaware promptly after the Annual Meeting and subsequently file a Reverse Stock Split Amendment with the Secretary of State of the State of Delaware at a ratio to be determined by the Board within the range of ratios approved by the stockholders at the Annual Meeting, with a corresponding and proportionate reduction in the number of authorized shares of common stock.
Reasons for the Increase in Authorized Shares
We have not generated any revenue from product sales. Since inception, we have incurred net losses and negative cash flows from our operations. Through September 30, 2023, we have funded substantially all of our operations through $470.6 million in net proceeds from the sale and issuance of our equity securities, debt securities and borrowings under debt facilities. We have also received an aggregate of $29.0 million pursuant to our collaboration and licensing agreements for our inactive biosimilar development programs through such date. We anticipate incurring additional losses until such time, if ever, that we can generate significant sales of ONS-5010 or any other product candidate we may develop. We will need substantial additional financing to fund our operations and to commercially launch ONS-5010 or any other product candidate we may develop.
In particular, we need to raise substantial additional capital to fund our operations, conduct an additional clinical trial (NORSE EIGHT) to support approval of ONS-5010, and to commercially launch ONS-5010 and any other product candidates we may develop. To that end, on January 22, 2024, we entered into the Securities Purchase Agreements, pursuant to which we expect to receive up to $65.0 million in gross proceeds at Closing. The Private Placements are subject to certain closing conditions (as described above under Proposal No. 2), including stockholder approval of the Authorized Share Increase Proposal. If our stockholders do not approve the Authorized Share Increase Proposal prior to April 15, 2024, the Securities Purchase Agreements may be terminated, and we will not receive any proceeds from the Private Placements. In connection with the Private Placements, we also entered into the Note Amendment (described above under Proposal No. 3). The Conditional Amendments are subject to completion of a Qualified Offering, the absence of an event of default under the Note and receipt of approval of the Company’s stockholders of the Note Amendment under Nasdaq Listing Rules 5635(d) and 5635(b). If we do not meet the conditions under the Note Amendment, the Note Amendment and the Conditional Amendments contained therein will not take effect, and we will be required to repay the Note on its maturity date of April 1, 2024 or otherwise restructure or refinance the Note. Alternatively, we may be required to, among other things, make reductions in our workforce, scale back our plans and place certain activities on hold, discontinue our development programs, liquidate all or a portion of our assets, and/or seek protection under the provisions of the U.S. Bankruptcy Code.
In light of our capital needs, we regularly consider fund raising opportunities and may decide, from time to time, to raise capital based on various factors, including market conditions and our plans of operation. In this regard, if the Board determines that raising additional capital through issuing the additional shares of common stock is desirable, we want to be able to act quickly if market conditions are favorable. Given the lack of sufficient available unissued and unreserved authorized shares of our common stock, if this Proposal No. 4 is not approved, we will not be able to raise future capital without first obtaining stockholder approval for an increase in the number of authorized shares of common stock. The cost, prior notice requirements and delay involved in obtaining stockholder approval at the time that corporate action may be necessary or desirable could completely eliminate our ability to opportunistically capitalize on favorable market windows, which could delay or preclude our ability to advance our development and potential commercialization efforts. In addition, our success depends in part on our continued ability to attract, retain and motivate highly qualified management and clinical personnel, and if the Authorized Share Increase Proposal is not approved by our stockholders, the lack of unissued and unreserved authorized shares of common stock to provide future equity incentive opportunities that the Compensation Committee deems appropriate could adversely impact our ability to achieve these goals. In summary, if our stockholders do not approve this Proposal No. 4, we may not be able to access the capital markets; use common stock to retire or pay down current or future indebtedness; continue to conduct the research and development and clinical and regulatory activities necessary to bring ONS-5010 and any other product candidates to market; complete future corporate collaborations and partnerships; attract, retain and motivate employees, officers, directors, consultants and/or advisers; and pursue other business opportunities integral to our growth and success, all of which could severely harm our business and our prospects.
As of the date of this proxy statement, the Board has no definitive plans, arrangements or understandings to issue any of the additional shares of common stock that would be available as a result of the approval of the Authorized Share Increase Proposal, except as described in Proposal No. 2 (Private Placement Share Issuance Proposal) and Proposal No. 3 (Convertible Note Share Issuance Proposal). Our Board believes it is appropriate to increase our authorized shares of common stock so that we have shares of common stock available to provide additional flexibility to promptly and appropriately use our common stock for business and financial purposes in the future, as well as to have sufficient shares available to provide appropriate equity incentives for our employees and other eligible service providers. The additional shares of common stock, if approved, may be used for various purposes without further stockholder approval. These purposes may include: raising capital; providing equity incentives to employees, officers, directors, consultants and/or advisers; using common stock to retire or pay down current or future indebtedness; establishing collaborative or partnering arrangements with other companies; expanding our business through the acquisition of other businesses, products or technologies; and other purposes.
The Board believes that the proposed increase in authorized common stock will make sufficient shares available to provide the additional flexibility necessary to pursue our strategic objectives. Over the past several years, our authorized common stock has allowed us the flexibility to pursue a number of financing transactions that were key to enabling our support of our ONS-5010 development program while at the same time enabling us to continue to provide the employee equity incentives that we deem necessary to attract and retain key employees. Unless our stockholders approve this Proposal No. 4, we will not have sufficient unissued and unreserved authorized shares of common stock to support the growth needed to continue the development of ONS-5010 and any other product candidates by closing the Private Placements and engaging in similar transactions in the future and to respond to compensatory needs by implementing new or revised equity compensation plans or arrangements, all of which could severely harm our business and our prospects.
Effects of the Increase in Authorized Shares
The additional common stock proposed to be authorized under the Common Increase Amendment would have rights identical to our current outstanding common stock. Stockholder approval of the Common Increase Amendment and issuance of the common stock authorized thereby would not affect the rights of the holders of our currently outstanding common stock, except for effects incidental to increasing the number of shares of common stock outstanding, such as dilution of the earnings per share and voting rights of current holders of common stock. The additional shares of common stock authorized by the proposed Common Increase Amendment could be issued by the Board without further vote of our stockholders except as may be required in particular cases by the Restated Certificate, applicable law, regulatory agencies or Nasdaq rules. Under the Restated Certificate, our stockholders do not have preemptive rights to subscribe for additional securities that may be issued by us, which means that current stockholders do not have a prior right thereunder to purchase any newly issued shares of common stock in order to maintain their proportionate ownership interests in us.
The increase in our authorized shares of common stock could also have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of Outlook Therapeutics difficult. For example, additional shares could be issued by us so as to dilute the stock ownership or voting rights of a person seeking to obtain control of Outlook Therapeutics. Similarly, the issuance of additional shares to certain persons allied with our management could have the effect of making it more difficult to remove our management by diluting the stock ownership or voting rights of persons seeking to cause such removal. Although this proposal to approve the Common Increase Amendment has been prompted by business and financial considerations and not by the threat of any hostile takeover attempt (nor is the Board currently aware of any such attempts directed at us), and the Board does not intend or view the proposed increase in the number of authorized shares of common stock as an anti-takeover measure, stockholders should nevertheless be aware that approval of this Proposal No. 4 could facilitate future efforts by us to deter or prevent changes in control, including transactions in which our stockholders might otherwise receive a premium for their shares over then-current market prices.
Vote Required
In order to be approved, the votes cast “for” this Authorized Share Increase Proposal must exceed the votes cast “against” this proposal. Abstentions and broker non-votes will have no effect on this proposal.
THE BOARD OF DIRECTORS RECOMMENDS
A VOTE “FOR” PROPOSAL 4

PROPOSAL 5
APPROVAL OF THE OFFICER EXCULPATION PROPOSAL
Overview
The Board believes that it is advisable and in Outlook Therapeutics’ best interests and in the best interests of our stockholders to amend the Restated Certificate to provide for the elimination or limitation of monetary liability of officers of the Company for breach of fiduciary duty pursuant to and consistent with the General Corporation Law of the State of Delaware, or the DGCL. Article VI of the Restated Certificate currently provides for the elimination or limitation of monetary liability of directors for breach of fiduciary duty pursuant to and consistent with the DGCL. Effective August 1, 2022, Section 102(b)(7) of the DGCL was amended to permit a corporation’s certificate of incorporation to include a provision eliminating or limiting monetary liability for the following officers for breach of fiduciary duty in certain actions: (i) a corporation’s president, chief executive officer, chief operating officer, chief financial officer, chief legal officer, controller, treasurer or chief accounting officer; (ii) an individual identified in public filings as one of the most highly compensated officers of the corporation; and (iii) an individual who, by written agreement with the corporation has consented to be identified as an officer for purposes of Delaware’s long-arm jurisdiction statute. On January 19, 2024, the Board adopted resolutions approving the proposed certificate of amendment of the Restated Certificate in substantially the form attached hereto as Appendix B, or the Officer Exculpation Amendment. At that time, the Board declared the Officer Exculpation Amendment to be advisable and in the best interests of Outlook Therapeutics and our stockholders and is accordingly submitting the Officer Exculpation Proposal for approval by our stockholders.
If stockholders approve this Proposal No. 5, we expect to file the Officer Exculpation Amendment with the Secretary of State of the State of Delaware to provide for the elimination or limitation of monetary liability of officers of the Company for breach of fiduciary duty pursuant to and consistent with the DGCL as soon as practicable following stockholder approval. In this regard, upon filing of the Officer Exculpation Amendment with the Secretary of State of the State of Delaware, Article VI of the Restated Certificate would be amended as follows, with the proposed additions underlined and proposed deletions stricken through:
A.   ~~The liability of the directors for monetary damages shall be eliminated to the fullest extent permitted by applicable law~~ A director or officer of the Company shall not be liable to the Company or its stockholders for monetary damages for breach of fiduciary duty as a director or officer, except to the extent such exemption from liability or limitation thereof is not permitted under the DGCL as the same exists or may hereafter be amended.
B.   To the fullest extent permitted by applicable law, the Company is authorized to provide indemnification of (and advancement of expenses to) directors, officers and agents of the Company (and any other persons to which applicable law permits the Company to provide indemnification) through Bylaw provisions, agreements with such agents or other persons, vote of stockholders or disinterested directors or otherwise in excess of the indemnification and advancement otherwise permitted by such applicable law. ~~If applicable law is amended after approval by the stockholders of this Article VI to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director to the Company shall be eliminated or limited to the fullest extent permitted by applicable law as so amended.~~
C.   If applicable law is amended after approval by the stockholders of this Article VI to authorize corporate action further eliminating or limiting the personal liability of directors or officers, then the liability of a director or officer to the Company shall be eliminated or limited to the fullest extent permitted by applicable law, as so amended. Any amendment, repeal or modification of this Article VI shall only be prospective and shall not adversely affect the rights or protections or increase the liability of any director or officer of the Company under this Article VI in effect at the time of the alleged occurrence of any act or omission to act giving rise to liability or indemnification.
Reasons for and Effects of the Officer Exculpation Proposal
The Board desires to amend its Restated Certificate to maintain provisions consistent with the governing statutes contained in the DGCL. Prior to the amendment of Section 102(b)(7) of the DGCL,

Delaware law has permitted Delaware corporations to exculpate directors from personal liability for monetary damages associated with breaches of fiduciary duty, subject to certain exceptions, but that protection did not extend to a Delaware corporation’s officers. Consequently, stockholder plaintiffs have employed a tactic of bringing certain claims that would otherwise be exculpated if brought against directors, against individual officers to avoid dismissal of such claims. The amendment of Section 102(b)(7) of the DGCL was adopted to address inconsistent treatment between officers and directors and address rising litigation and insurance costs for stockholders.
As is currently the case with directors under the Restated Certificate, this provision would not exculpate officers from liability for breach of the duty of loyalty, acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, or any transaction in which the officer derived an improper personal benefit. Nor would this provision exculpate such officers from liability for claims brought by or in the right of the corporation, such as derivative claims. The Board believes it is necessary to provide protection to officers to the fullest extent permitted by law in order to attract and retain top talent. This protection has long been afforded to directors, and accordingly, the Board believes that the Officer Exculpation Amendment which would extend exculpation to officers, as specifically permitted by Section 102(b)(7) of the DGCL, is advisable and in the best interests of the Company and its stockholders.
Vote Required
The affirmative vote of the holders of at least 66 2∕3% of the voting power of all the then-outstanding shares of capital stock of the Company is required to approve the Officer Exculpation Proposal. Abstentions and broker non-votes will have the effect of a vote “against” this proposal.
THE BOARD OF DIRECTORS RECOMMENDS
A VOTE “FOR” PROPOSAL 5.

PROPOSAL 6
APPROVAL OF THE REVERSE STOCK SPLIT PROPOSAL
Overview
The Board has declared it advisable and in Outlook Therapeutics’ best interests and in the best interests of our stockholders to amend the Restated Certificate to effect a reverse split of the issued shares of the common stock, and a corresponding and proportionate reduction in the number of authorized shares of common stock, at a ratio of between 1-for-10 and 1-for-30, which ratio will be determined at the sole discretion of the Board, or the Reverse Stock Split. On January 27, 2024, the Board adopted resolutions approving the form of proposed certificate of amendment of the Restated Certificate in substantially the form attached hereto as Appendix C, or the Form of Reverse Stock Split Amendment. The text of the Form of Reverse Stock Split Amendment is subject to revision to include such changes as may be required by the Secretary of State of the State of Delaware and as the Board deems necessary or advisable to effect the proposed amendment of the Restated Charter. If a certificate of amendment is filed with the Secretary of State of the State of Delaware, the certificate of amendment to the Restated Certificate will effect the Reverse Stock Split by reducing the issued number of shares of the common stock and the number of authorized shares of the common stock by the ratio to be determined by the Board, but will not increase the par value of the common stock.
On January 22, 2024, the Company entered into the Securities Purchase Agreements related to the Private Placements. As a condition to the Closing of the Private Placements, the Company has agreed to implement the Reverse Stock Split, contingent on stockholder approval of the Reverse Stock Split Proposal at the Annual Meeting. The Private Placements will not close, the Private Placement Shares and Private Placement Warrants will not be issued and the proceeds of the Private Placements will not be received by the Company unless and until the Reverse Stock Split has been effected, in addition to the other closing conditions set forth in the Securities Purchase Agreements.
By approving Proposal No. 6, stockholders will approve the amendment to our Restated Certificate pursuant to which any whole number of issued shares, between and including 10 and 30, would be combined into one share of common stock, with a proportionate reduction in the number of authorized shares of the common stock, and authorize the Board to file the certificate of amendment, as determined by the Board in the manner described herein. As of the Record Date, there were 425,000,000 authorized shares of our common stock (subject to the increase that would be effected prior to any Reverse Stock Split if the Authorized Share Increase Proposal (Proposal No. 4) is approved by stockholders at the Annual Meeting) and 260,257,517 shares of our common stock were outstanding and no shares of common stock were held in treasury. Based on such number of shares of our common stock authorized, outstanding and held in treasury, immediately following the effectiveness of the Reverse Stock Split (and without giving any effect to the payment of cash in lieu of fractional shares), we will have, depending on the Reverse Stock Split ratio selected by the Board, authorized, and issued shares of stock as illustrated in the table under the caption “— Effects of the Reverse Stock Split — Effect on Shares of Common Stock.”
If approved, the Board may also elect not to effect any Reverse Stock Split and consequently abandon such amendments and not file any certificate of amendment to the Restated Certificate. If the Board does not implement an approved Reverse Stock Split prior to the one-year anniversary of this meeting, the Board will seek stockholder approval before implementing any reverse stock split after that time.
The Reverse Stock Split will not change the number of authorized shares of preferred stock.
All holders of Outlook Therapeutics’ common stock will be affected proportionately by the Reverse Stock Split. No fractional shares of common stock will be issued as a result of the Reverse Stock Split. Instead, stockholders who otherwise would be entitled to receive fractional shares will be entitled to receive cash as set forth below under “No Fractional Shares.” Each common stockholder will hold the same percentage of the outstanding common stock immediately following the Reverse Stock Split as that stockholder did immediately prior to the Reverse Stock Split, except to the extent that the Reverse Stock Split results in stockholders receiving cash in lieu of fractional shares.

Nasdaq Listing Compliance
Our common stock is listed on The Nasdaq Capital Market under the symbol “OTLK.” To maintain a listing on The Nasdaq Capital Market, we must satisfy various listing maintenance standards established by The Nasdaq Stock Market LLC, or Nasdaq. If we are unable to meet The Nasdaq Capital Market requirements, our common stock will be subject to delisting.
Among other things, we are required to comply with the continued listing requirements of The Nasdaq Capital Market, including that the common stock maintain a minimum bid price of $1.00 on The Nasdaq Capital Market, or the Nasdaq Minimum Bid Requirement. We do not currently satisfy this Nasdaq Minimum Bid Requirement. Assuming our stockholders approve this proposal, the Board intends to effect a Reverse Stock Split in the range of between 1-for-10 and 1-for-30, inclusive, at the ratio determined by the Board to be most likely sufficient to allow us to maintain the Nasdaq Minimum Bid Requirement.
Reasons for the Reverse Stock Split
As described in our Current Report on Form 8-K filed with the SEC on October 20, 2023, on October 16, 2023, we received a letter from the Nasdaq Listing Qualifications Staff, or the Nasdaq Staff, notifying us that for the last 32 consecutive business days, the bid price of our common stock had closed below $1.00 per share, the minimum closing bid price required by the continued listing requirements of Nasdaq Listing Rule 5550(a)(2). In accordance with Nasdaq Listing Rule 5810(c)(3)(A), the Company has 180 calendar days, or until April 15, 2024, or the Compliance Date, subject to a potential 180 calendar day extension (as described below), to regain compliance with the Nasdaq Minimum Bid Requirement. To regain compliance, the closing bid price of the Company’s common stock must be at least $1.00 per share for a minimum of ten consecutive business days before the Compliance Date.
If we do not achieve compliance by the Compliance Date, we may be eligible for an additional 180-day period to regain compliance if we meet the continued listing requirement for market value of publicly held shares and all other initial listing standards, with the exception of the Nasdaq Minimum Bid Requirement, and provide written notice to Nasdaq of our intention to cure the deficiency during the second compliance period, by effecting a reverse stock split, if necessary. However, if it appears to the Nasdaq Staff that we will not be able to cure the deficiency, or if we are otherwise not eligible for the additional compliance period, and we do not regain compliance by the Compliance Date, Nasdaq will provide written notification to us that our common stock is subject to delisting. In the event we receive notice that our common stock is being delisted, we would be entitled to appeal the determination to a Nasdaq Listing Qualifications Panel and request a hearing.
The Board has considered the potential harm to us and our stockholders should Nasdaq delist our common stock from The Nasdaq Capital Market. Delisting may adversely affect our ability to raise additional financing through the public or private sale of equity securities, may significantly affect the ability of investors to trade our securities and may negatively affect the value and liquidity of our common stock. Delisting would also constitute a Major Trigger Event (as defined in the Note) under the Note, which would result in the Lender having the right, subject to certain exceptions, to increase the balance of the Note by 10%. If a trigger event is not cured within ten trading days of written notice thereof from the Lender, it will result in an Event of Default under the Note. Following an Event of Default, the Lender may accelerate the Note such that all amounts thereunder become immediately due and payable, and interest shall accrue at a rate of 22% annually until paid. Under the Note, and following a Major Trigger Event, the conversion price would be reduced from $2.00 per share (subject to adjustment for stock splits and stock combinations) to the lesser of (i) $2.00 per share (subject to adjustment for stock splits and stock combinations), and (ii) 90% multiplied by the lowest closing bid price of the Company’s common stock in the three trading days prior to the date on which the conversion notice is delivered. If the conversion price is below $0.1756 per share, the Company will be required to satisfy a conversion notice from the Lender in cash. Delisting also could have other negative results, including the potential loss of employee confidence, the loss of institutional investors or interest in business development opportunities.
The Board believes that the proposed Reverse Stock Split is a potentially effective means for us to maintain compliance with the Nasdaq Minimum Bid Requirement and to avoid, or at least mitigate, the likely adverse consequences of our common stock being delisted from The Nasdaq Capital Market by producing the immediate effect of increasing the bid price of our common stock. Although we believe that implementing the Reverse Stock Split is likely to lead to compliance with the Nasdaq Minimum Bid Requirement, there can be no assurance that the closing share price after implementation of the Reverse Stock Split will succeed in restoring such compliance.
We believe that maintaining listing on The Nasdaq Capital Market will provide us with a market for the common stock that is more accessible than if the common stock were traded on the over-the-counter markets. Such alternative markets are generally considered to be less efficient than, and not as broad as, Nasdaq. Among other factors, trading on Nasdaq increases liquidity and may potentially minimize the spread between the “bid” and “asked” prices quoted by Market Makers (as defined in Nasdaq Rule 5005). Further, a Nasdaq listing may enhance our access to capital, increase our flexibility in responding to anticipated capital requirements and facilitate the use of our common stock in any strategic or financing transactions that we may undertake. We believe that prospective investors will view an investment in us more favorably if our shares qualify for listing on Nasdaq as compared with the over-the-counter markets.
In addition to the foregoing, the Board also believes that an increased bid price could encourage investor interest and improve the marketability of our common stock to a broader range of investors, and thus enhance our liquidity. Because of the trading volatility often associated with low-priced stocks, many brokerage firms and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers.
On January 22, 2024, the Company entered into the Securities Purchase Agreements related to the Private Placements. As a condition to the Closing of the Private Placements, the Company has agreed to implement the Reverse Stock Split, contingent upon stockholder approval at the Annual Meeting. The Private Placements will not close, the Private Placement Shares and Private Placement Warrants will not be issued and the proceeds of the Private Placements will not be received by the Company unless and until the Reverse Stock Split has been effected, in addition to the other closing conditions set forth in the Securities Purchase Agreements.
If this Proposal No. 6 is approved by the stockholders, the Board intends to implement the Reverse Stock Split and will determine the ratio of the Reverse Stock Split, in the range of between 1-for-10 and 1-for-30, inclusive, as determined in the judgment of the Board to be most likely sufficient to allow us to achieve and maintain compliance with the minimum $1.00 per share requirement for listing on The Nasdaq Capital Market for the longest period of time while retaining a sufficient number of outstanding, tradeable shares to facilitate an adequate market.
Effects of the Reverse Stock Split
General
If the Reverse Stock Split is implemented by the Board, after the amendment is effective, each stockholder will own a reduced number of shares of common stock. The principal effect of the Reverse Stock Split will be to proportionately decrease the number of authorized, outstanding and treasury shares of our common stock based on the Reverse Stock Split ratio selected by the Board. The Reverse Stock Split will affect all of our stockholders uniformly and will not affect any stockholder’s percentage ownership interests in the Company, except that stockholders who would have otherwise received fractional shares will receive cash in lieu of such fractional shares. After the Reverse Stock Split, each share of our common stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to the common stock now authorized and common stock issued pursuant to the Reverse Stock Split will remain fully paid and non-assessable. The Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 under the Exchange Act. We will continue to be subject to the periodic reporting requirements of the Exchange Act.
Effect on Shares of Common Stock
The following table sets forth the number of shares of the common stock that would be authorized, outstanding, held in treasury and unissued immediately after the Reverse Stock Split at various exchange ratios, based on 425,000,000 shares of common stock authorized, 260,257,517 shares of common stock outstanding and no shares of common stock held in treasury as of January 22, 2024. The table does not account for fractional shares that will be paid in cash.
Status	Number of Shares of Common Stock Authorized(1)	Number of Shares of Common Stock Outstanding	Number of Treasury Shares	Number of Shares of Common Stock Authorized but not Issued(2)
Pre-Reverse Stock Split	425,000,000	260,257,517	—	164,742,483
Post-Reverse Stock Split 1:10	42,500,000	26,025,751	—	16,474,249
Post-Reverse Stock Split 1:11	38,636,363	23,659,774	—	14,976,589
Post-Reverse Stock Split 1:12	35,416,666	21,688,126	—	13,728,540
Post-Reverse Stock Split 1:13	32,692,307	20,019,809	—	12,672,498
Post-Reverse Stock Split 1:14	30,357,142	18,589,822	—	11,767,320
Post-Reverse Stock Split 1:15	28,333,333	17,350,501	—	10,982,832
Post-Reverse Stock Split 1:16	26,562,500	16,266,094	—	10,296,406
Post-Reverse Stock Split 1:17	25,000,000	15,309,265	—	9,690,735
Post-Reverse Stock Split 1:18	23,611,111	14,458,750	—	9,152,361
Post-Reverse Stock Split 1:19	22,368,421	13,697,764	—	8,670,657
Post-Reverse Stock Split 1:20	21,250,000	13,012,875	—	8,237,125
Post-Reverse Stock Split 1:21	20,238,095	12,393,215	—	7,844,880
Post-Reverse Stock Split 1:22	19,318,181	11,829,887	—	7,488,294
Post-Reverse Stock Split 1:23	18,478,260	11,315,544	—	7,162,716
Post-Reverse Stock Split 1:24	17,708,333	10,844,063	—	6,864,270
Post-Reverse Stock Split 1:25	17,000,000	10,410,300	—	6,589,700
Post-Reverse Stock Split 1:26	16,346,153	10,009,904	—	6,336,249
Post-Reverse Stock Split 1:27	15,740,740	9,639,167	—	6,101,573
Post-Reverse Stock Split 1:28	15,178,571	9,294,911	—	5,883,660
Post-Reverse Stock Split 1:29	14,655,172	8,974,397	—	5,680,775
Post-Reverse Stock Split 1:30	14,166,166	8,675,250	—	5,491,416

(1)
Share numbers in this column do not give effect to the increase in authorized shares that would be effected if the Authorized Share Increase Proposal is approved.

(2)
Share numbers in this column do not reflect: (i) any share reserves described in Proposal No. 3, (ii) the potential issuance of shares of common stock after the occurrence of certain trigger events under the Note, (iii) the issuance of the Securities in the Private Placements or (iv) any changes to the Note reserves that would be necessitated by changes to the terms of the Note contemplated by the Note Amendment.

If a stockholder owns 10,000 shares of common stock prior to the Reverse Stock Split, after the Reverse Stock Split that same stockholder would own:
•
1,000 shares in the case of a Reverse Stock Split at the ratio of 1-for-10;

•
909 shares in the case of a Reverse Stock Split at the ratio of 1-for-11;

•
833 shares in the case of a Reverse Stock Split at the ratio of 1-for-12;

•
769 shares in the case of a Reverse Stock Split at the ratio of 1-for-13;

•
714 shares in the case of a Reverse Stock Split at the ratio of 1-for-14;

•
666 shares in the case of a Reverse Stock Split at the ratio of 1-for-15;

•
625 shares in the case of a Reverse Stock Split at the ratio of 1-for-16;

•
588 shares in the case of a Reverse Stock Split at the ratio of 1-for-17;

•
555 shares in the case of a Reverse Stock Split at the ratio of 1-for-18;

•
526 shares in the case of a Reverse Stock Split at the ratio of 1-for-19;

•
500 shares in the case of a Reverse Stock Split at the ratio of 1-for-20;

•
476 shares in the case of a Reverse Stock Split at the ratio of 1-for-21;

•
454 shares in the case of a Reverse Stock Split at the ratio of 1-for-22;

•
434 shares in the case of a Reverse Stock Split at the ratio of 1-for-23;

•
416 shares in the case of a Reverse Stock Split at the ratio of 1-for-24;

•
400 shares in the case of a Reverse Stock Split at the ratio of 1-for-25;

•
384 shares in the case of a Reverse Stock Split at the ratio of 1-for-26;

•
370 shares in the case of a Reverse Stock Split at the ratio of 1-for-27;

•
357 shares in the case of a Reverse Stock Split at the ratio of 1-for-28;

•
344 shares in the case of a Reverse Stock Split at the ratio of 1-for-29; and

•
333 shares in the case of a Reverse Stock Split at the ratio of 1-for-30.

After the effective date of the Reverse Stock Split, our common stock would have a new committee on uniform securities identification procedures, or CUSIP, number, which is a number used to identify our common stock. Our common stock is currently registered under Section 12(b) of the Exchange Act and we are subject to the periodic reporting and other requirements of the Exchange Act.
Effect on Preferred Stock
The Reverse Stock Split will not change the number of authorized shares of preferred stock.
Reduction in Stated Capital
The Reverse Stock Split will not affect the par value of the common stock. As a result, upon the effectiveness of the Reverse Stock Split, the stated capital on our balance sheet attributable to the common stock will be reduced proportionately based on the exchange ratio selected by the Board for the Reverse Stock Split, subject to a minor adjustment in respect of the treatment of fractional shares, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. Our stockholders’ equity, in the aggregate, will remain unchanged.
Effect on Equity Plans and Outstanding Derivative and Convertible Securities
Proportionate adjustments will be made to the per share exercise price and the number of shares issuable upon the exercise or settlement of all outstanding options, performance stock units and warrants to purchase or acquire, as applicable, shares of common stock, and the number of shares reserved for issuance pursuant to our existing equity incentive, stock option and employee stock purchase plans will be reduced proportionately based on the exchange ratio selected by the Board for the Reverse Stock Split.
No Fractional Shares
No fractional shares of common stock will be issued as a result of the Reverse Stock Split. Instead, stockholders who otherwise would be entitled to receive fractional shares will be entitled to receive cash in an amount equal to the product obtained by multiplying (i) the closing sales price of the common stock as reported on The Nasdaq Capital Market on the effective date of the certificate of amendment to the Restated Certificate by (ii) the number of shares of common stock held by such stockholder before the Reverse Stock Split that would otherwise have been exchanged for such fractional share interest. Holders of as many as 29 shares (if we were to implement a 1-for-30 Reverse Stock Split) of common stock would be eliminated as a result of the cash payment in lieu of any issuance of fractional shares or interests in connection with the Reverse Stock Split. The exact number by which the number of holders of the common stock would be reduced will depend on the Reverse Stock Split ratio adopted and the number of stockholders that hold less than the Reverse Stock Split ratio as of the effective date of the Reverse Stock Split. As of the Record Date, there were approximately 80 holders of record of the common stock, two of which held fewer than 30 shares of common stock.
Certain Risks Associated with the Reverse Stock Split
Before voting on this Proposal No. 6, stockholders should consider the following risks associated with effecting a Reverse Stock Split:
•
Although we expect that a Reverse Stock Split will result in an increase in the market price of the common stock, we cannot assure you that a Reverse Stock Split will increase the market price of the common stock in proportion to the reduction in the number of shares of the common stock outstanding or result in a permanent increase in the market price. The effect that a Reverse Stock Split may have upon the market price of the common stock cannot be predicted with any certainty, and the history of similar reverse stock splits for companies in similar circumstances to ours is varied. The market price of the common stock is dependent on many factors, including our business and financial performance, general market conditions, prospects for future growth and other factors detailed from time to time in the reports we file with the SEC. Accordingly, the total market capitalization of our common stock after a Reverse Stock Split may be lower than the total market capitalization before a Reverse Stock Split and, in the future, the market price of our common stock following a Reverse Stock Split may not exceed or remain higher than the market price prior to a Reverse Stock Split.

•
Even if our stockholders approve a Reverse Stock Split and the Reverse Stock Split is effected, there can be no assurance that we will meet the continued listing requirements of The Nasdaq Capital Market.

•
A Reverse Stock Split may result in some stockholders owning “odd lots” of less than 100 shares of common stock on a post-split basis. These odd lots may be more difficult to sell, or require greater transaction costs per share to sell, than shares in “round lots” of even multiples of 100 shares.

•
Although the Board believes that the decrease in the number of shares of common stock outstanding as a consequence of a Reverse Stock Split and the anticipated increase in the market price of common stock could encourage interest in the common stock and possibly promote greater liquidity for stockholders, such liquidity could also be adversely affected by the reduced number of shares outstanding after the Reverse Stock Split.

Effective Date
On January 22, 2024, the Company entered into the Securities Purchase Agreements related to the Private Placements. As a condition to the Closing of the Private Placements, the Company has agreed to implement the Reverse Stock Split, contingent on stockholder approval of the Reverse Stock Split Proposal at the Annual Meeting. The Private Placements will not close, the Private Placement Shares and Private Placement Warrants will not be issued and the proceeds of the Private Placements will not be received by the Company unless and until the Reverse Stock Split has been effected, in addition to the other closing conditions set forth in the Securities Purchase Agreements.
In addition to the Reverse Stock Split Proposal, we are seeking stockholder approval of the Authorized Share Increase Proposal (Proposal No. 4) at the Annual Meeting. If this Proposal No. 6 and Proposal No. 4 are both approved by our stockholders at the Annual Meeting and the Reverse Stock Split is implemented by our Board, we would expect to file the Common Increase Amendment with the Secretary of State of the State of Delaware promptly after the Annual Meeting and subsequently file a Reverse Stock Split Amendment with the Secretary of State of the State of Delaware at a ratio to be determined by the Board within the range of ratios approved by the stockholders at the Annual Meeting, with a corresponding and proportionate reduction in the number of authorized shares of common stock.
Even if the Reverse Stock Split is approved by our stockholders, the Board has discretion not to carry out or to delay in carrying out the Reverse Stock Split. Upon the filing of the amendment with the Secretary of State of the State of Delaware, all of the pre-Reverse Stock Split shares will be reclassified and combined into shares of common stock as set forth in the amendment.
Certain Material U.S. Federal Income Tax Consequences of the Reverse Stock Split
The following is a summary of certain material U.S. federal income tax consequences of the Reverse Stock Split that generally are expected to be applicable to U.S. Holders (as defined below) of the common stock, but does not purport to be a complete discussion of all of the potential tax considerations relating thereto. This summary is based on the provisions of the U.S. federal income tax law (including the Internal Revenue Code of 1986, as amended, or the Code, applicable Treasury Regulations promulgated thereunder, judicial authorities and current administrative rulings and practices as in effect on the date of this proxy statement). Changes to these laws could alter the tax consequences described below, possibly with retroactive effect, which may result in the U.S. federal income tax consequences of the Reverse Stock Split differing substantially from the consequences summarized below. We have not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the U.S. federal income tax consequences of the Reverse Stock Split, and there can be no assurance that the Internal Revenue Service or the courts will accept the positions expressed below. This summary assumes that the common stock will be, both before and after the Reverse Stock Split, held as a “capital asset,” as defined in the Code (i.e., generally, property held for investment). Further, it does not discuss the tax consequences of the Reverse Stock Split under state, local or foreign laws or under gift, excise or other non-income tax laws, or the application of the alternative minimum tax rules, the Medicare contribution tax on net investment income or the special tax accounting rules under Section 451(b) of the Code. This summary does not address the tax consequences of transactions effectuated prior or subsequent to, or concurrently with, the Reverse Stock Split (whether or not any such transactions are consummated in connection with the Reverse Stock Split), or the tax consequences to holders of options, warrants or similar rights to acquire common stock. In addition, this summary does not address the tax consequences applicable to a holder’s particular circumstances or to holders that are subject to special tax rules, including without limitation banks, financial institutions, insurance companies, regulated investment companies, mutual funds, real estate investment trusts, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers, traders, tax-exempt entities, persons who hold common stock as a position in a hedging transaction, “straddle,” “conversion transaction” or other integrated or risk reduction transaction, persons whose common stock constitutes qualified small business stock within the meaning of Section 1202 of the Code, holders who hold their common stock through individual retirement or other tax-deferred accounts, holders of common stock that are not U.S. Holders (as defined below), holders of common stock that have a functional currency for U.S. federal income tax purposes other than the U.S. dollar, holders who acquired their common stock in a transaction subject to the gain rollover provisions of Section 1045 of the Code, holders who acquired their common stock pursuant to the exercise of employee stock options or otherwise as compensation, or holders of common stock that are partnerships, limited liability companies that are not treated as corporations for U.S. federal income tax purposes, S corporations, or other pass-through entities or investors in such pass-through entities.
For purposes of this discussion, a U.S. Holder means a beneficial owner of our common stock that is: (i) an individual who is a citizen or resident of the United States; (ii) a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) created or organized in the United States or under the laws of the United States or any subdivision thereof, or the District of Columbia; (iii) an estate the income of which is includible in gross income for U.S. federal income tax purposes regardless of its source; or (iv) a trust (other than a grantor trust) if (A) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States “persons” (within the meaning of Section 7701(a)(30) of the Code) have the authority to control all substantial decisions of the trust or (B) it has a valid election in effect under applicable U.S. Treasury regulations to be treated as a United States person for U.S. federal income tax purposes.
THIS SUMMARY OF CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT IS FOR GENERAL INFORMATION ONLY AND IS NOT TAX ADVICE. EACH STOCKHOLDER IS URGED TO CONSULT WITH SUCH STOCKHOLDER’S OWN TAX ADVISOR WITH RESPECT TO THE TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT.
Tax Consequences of the Reverse Stock Split
We intend to treat the Reverse Stock Split as a “recapitalization” for U.S. federal income tax purposes. As a result, a U.S. Holder generally should not recognize gain or loss in the Reverse Stock Split, except with respect to cash received in lieu of a fractional share of common stock (as described below). A U.S. Holder’s aggregate tax basis in the reduced number of shares of common stock should equal the U.S. Holder’s aggregate tax basis in its pre-Reverse Stock Split shares of common stock (excluding any portion of such basis that is allocated to any fractional share of common stock), and such U.S. Holder’s holding period in the reduced number of shares of common stock should include the holding period in its pre-Reverse Stock Split shares of common stock exchanged. Treasury Regulations provide detailed rules for allocating the tax basis and holding period of the shares of common stock surrendered to the shares of common stock received in a recapitalization pursuant to the Reverse Stock Split. U.S. Holders should consult their tax advisors as to application of the foregoing rules where shares of common stock were acquired at different times or at different prices.
Cash in Lieu of Fractional Shares
A U.S. Holder who receives cash in lieu of a fractional share of common stock pursuant to the Reverse Split is expected to recognize capital gain or loss in an amount equal to the difference, if any, between the amount of cash received and the portion of the U.S. Holder’s tax basis in the shares of common stock surrendered that is allocated to such fractional share of common stock. Such capital gain or loss should be long-term capital gain or loss if the U.S. Holder’s holding period for the common stock surrendered in the Reverse Stock Split exceeds one year at the time of the Reverse Stock Split. Long-term capital gains of non-corporate U.S. Holders are generally subject to preferential tax rates. There are limitations on the deductibility of capital losses under the Code.
Information Reporting and Backup Withholding
A holder of common stock may be subject to information reporting and backup withholding on cash paid in lieu of fractional shares in connection with the Reverse Stock Split. To avoid backup withholding, each holder of common stock that does not otherwise establish an exemption should provide its taxpayer identification number and comply with the applicable certification procedures. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules generally will be allowed as a refund or credit against a holder’s U.S. federal income tax liability, provided the required information is timely and properly furnished to the Internal Revenue Service. Holders of common stock should consult their tax advisors regarding their qualification for an exemption from backup withholding and the procedures for obtaining such an exemption, as well as the procedures for obtaining a credit or refund if backup withholding is imposed.
THE PRECEDING DISCUSSION IS INTENDED ONLY AS A SUMMARY OF CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT TO U.S. HOLDERS. IT IS NOT A COMPLETE ANALYSIS OR DISCUSSION OF ALL POTENTIAL TAX EFFECTS THAT MAY BE IMPORTANT TO A PARTICULAR HOLDER. ALL HOLDERS OF OUR COMMON STOCK SHOULD CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT TO THEM, INCLUDING RECORD RETENTION AND TAX-REPORTING REQUIREMENTS, AND THE APPLICABILITY AND EFFECT OF ANY U.S. FEDERAL, STATE, LOCAL AND NON-U.S. TAX LAWS.
No Dissenters’ Rights
Under applicable Delaware law, our stockholders are not entitled to dissenters’ or appraisal rights with respect to our proposed amendment to the Restated Certificate to effect the Reverse Stock Split. We will not independently provide our stockholders with any such right.
Vote Required
In order to be approved, the votes cast “for” this Reverse Stock Split Proposal must exceed the votes cast “against” this proposal. Brokers are entitled to vote on this proposal. Abstentions will have no effect on this proposal.
THE BOARD OF DIRECTORS RECOMMENDS
A VOTE “FOR” PROPOSAL 6.

PROPOSAL 7
RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee has selected KPMG LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2024 and has further directed that management submit the selection of its independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. KPMG LLP has audited our financial statements since October 2015. Representatives of KPMG LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.
Neither our Bylaws nor other governing documents or law require stockholder ratification of the selection of KPMG LLP as our independent registered public accounting firm. However, the Audit Committee is submitting the selection of KPMG LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of different independent registered public accounting firms at any time during the year if they determine that such a change would be in the best interests of the Company and our stockholders.
Principal Accountant Fees and Services
The following table represents aggregate fees billed to the Company for the fiscal years ended September 30, 2023 and 2022 by KPMG LLP, our independent registered public accounting firm.
	Fiscal Year Ended September 30,
	2023	2022
Audit Fees	$752,930	$644,500
Audit-Related Fees	—	—
Tax Fees	$68,000	181,052
All Other Fees	—	—
Total Fees	$820,930	$825,552
Audit Fees.   This category consists of the annual audit of our consolidated financial statements and the interim reviews of the quarterly consolidated financial statements and services rendered in connection with registration statements, including comfort letters and consents.
Audit-Related Fees.   This category consists of fees billed for professional services provided in connection with assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and that are not reported under Audit Fees.
Tax Fees.   This category includes all fees associated with tax compliance, tax advice and tax planning work.
All Other Fees.   This category consists of fees for all other services that are not reported above.
Pre-Approval Policies and Procedures
Our Audit Committee charter provides that the Audit Committee will approve the fees and other significant compensation to be paid to our independent registered public accounting firm, and pre-approve all audit services and all non-audit services of our independent registered public accounting firm permitted under applicable law. The charter also provides that the Audit Committee may establish other pre-approval policies and procedures for the engagement of our independent registered public accounting firm to render services to us, including without limitation policies that would allow the delegation of pre-approval authority to one or more members of the Audit Committee, provided that any pre-approval decision is reported to the Audit Committee at its next scheduled meeting. The Audit Committee has approved all audit and audit-related work covered by the audit fees and tax fees.

Vote Required
The affirmative vote of the holders of a majority of the voting power of the shares present in person or represented by proxy at the Annual Meeting and voting affirmatively or negatively (excluding abstentions and broker non-votes) will be required to ratify the selection of KPMG LLP. Brokers are entitled to vote on this proposal. Abstentions will have no effect on this proposal.
THE BOARD OF DIRECTORS RECOMMENDS
A VOTE “FOR” PROPOSAL 7.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
The material in this report is not “soliciting material,” is not deemed “filed” with the Commission and is not to be incorporated by reference in any filing by Outlook Therapeutics, Inc. under the Securities Act of 1933, as amended, or the Securities Act, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.
The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended September 30, 2023 with our management. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board, or the PCAOB. The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the accounting firm’s independence.
Based on the foregoing, the Audit Committee has recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended September 30, 2023.
Julian Gangolli
Kurt J. Hilzinger
Ralph “Randy” H. Thurman

PROPOSAL 8
ADVISORY VOTE ON EXECUTIVE COMPENSATION
In accordance with the requirements of Section 14A of the Securities Act (which was added by the Dodd-Frank Wall Street Reform and Consumer Protection Act and the related rules of the SEC, or the Dodd-Frank Act), the Company is providing its stockholders the opportunity to cast a non-binding, advisory vote on the compensation of its named executive officers. This proposal, commonly known as a “say-on-pay” proposal, gives the Company’s stockholders the opportunity to express their views on the named executive officers’ compensation. As most recently approved by stockholders at the annual meeting of stockholders in 2023 and consistent with the Board’s recommendation, we are submitting this proposal for a non-binding vote on an annual basis.
The Company’s named executive officer compensation program is designed to attract, reward and retain the caliber of officers needed to ensure the Company’s continued growth and profitability. This vote is not intended to address any specific item of compensation or any specific named executive officer, but rather the overall compensation of all of our named executive officers described in this proxy statement. The compensation of our named executive officers is disclosed in the section of this proxy statement titled “Executive Compensation”, the compensation tables, and the related narrative disclosure contained therein. We believe that our named executive officer compensation program is competitive within our industry and strongly aligned with the long-term interests of our stockholders. Our Compensation Committee regularly reviews our named executive officer compensation program to ensure that it achieves the desired goals of aligning our named executive officer compensation structure with our stockholders’ interests and current market practices.
For these reasons, the Board recommends a vote in favor of the following resolution:
“RESOLVED, that the stockholders of Outlook Therapeutics, Inc. (the “Company”) approve, on an advisory basis, compensation paid to the Company’s named executive officers, as disclosed in Part III of the Company’s annual report on Form 10-K for the year ended September 30, 2023 and its proxy statement for the Annual Meeting, pursuant to the compensation disclosure rules of the SEC, including the compensation tables and narrative discussion.”
Vote Required
As an advisory vote, this proposal is not binding upon the Company, our Board or our Compensation Committee. Notwithstanding the advisory nature of this vote, our Board and the Compensation Committee, which is responsible for designing and administering the Company’s named executive officer compensation program, value the opinions expressed by stockholders in their vote on this proposal, and will consider the outcome of the vote when making future compensation decisions for named executive officers. Furthermore, stockholders are welcome to bring any specific concerns regarding executive compensation to the attention of the Board at any time throughout the year. This proposal requires the affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the Annual Meeting and voting affirmatively or negatively (excluding abstentions and broker non-votes). Abstentions and broker non-votes will have no effect on this proposal.
THE BOARD OF DIRECTORS RECOMMENDS
A VOTE “FOR” PROPOSAL 8.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information relating to the beneficial ownership of our common stock as of January 10, 2024, by:
•
each person, or group of affiliated persons, known by us to beneficially own more than 5% of our outstanding shares of common stock;

•
each of our directors;

•
each of our named executive officers; and

•
all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes any shares over which a person exercises sole or shared voting or investment power. Applicable percentage ownership and total voting power are based on 260,257,517 shares of common stock outstanding as of January 10, 2024. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown beneficially owned by them, subject to applicable community property laws. Shares of common stock issuable upon vesting, exercise or conversion of outstanding equity awards or preferred stock that are exercisable, subject to vesting or convertible within 60 days after January 10, 2024 are deemed beneficially owned and such shares are used in computing the percentage ownership of the person holding the awards, but are not deemed outstanding for the purpose of computing the percentage ownership of any other person. The information contained in the following table is not necessarily indicative of beneficial ownership for any other purpose, and the inclusion of any shares in the table does not constitute an admission of beneficial ownership of those shares.
As otherwise noted below, the address for persons listed in the table is c/o Outlook Therapeutics, Inc., 485 Route 1 South, Building F, Suite 320, Iselin, New Jersey 08830.
	Common Stock
Name of Beneficial Owner	Number of Shares Beneficially Owned	%
Five Percent Stockholders (other than directors and officers):
GMS Ventures and Investments(1)	71,277,519	27.3%
Tenshi Healthcare Pte. Ltd.(2)	19,351,493	7.4%
Syntone Ventures, LLC(3)	19,823,045	7.6%
Named Executive Officers and Directors:
C. Russell Trenary III, Director, President and Chief Executive Officer	3,138,233	1.2%
Jeff Evanson, Chief Commercial Officer	1,279,313	*
Terry Dagnon, former Chief Operations Officer	1,186,396	*
Ralph H. “Randy” Thurman, Executive Chairman(4)	1,250,763	*
Gerd Auffarth, M.D, Director(5)	418,251	*
Julian Gangolli, Director(6)	589,939	*
Yezan Haddadin, Director(7)	1,017,013	*
Kurt J. Hilzinger, Director(8)	1,343,992	*
Andong Huang, Director(9)	391,059	*
Lawrence A. Kenyon, Director, Chief Financial Officer, Treasurer and Corporate Secretary(10)	3,882,990	1.5%
Faisal G. Sukhtian, Director(11)	1,023,394	*
Julia A. Haller Director(12)	103,128	*
All executive officers and directors as a group (11 persons)	14,438,075	5.3%

*
Represents beneficial ownership of less than one percent (1%) of the outstanding common stock.

†
Represents voting power of less than one percent (1%) of the outstanding common stock.

(1)
Includes warrants to acquire 1,230,315 shares of our common stock. GMS Ventures & Investments, a Cayman Islands exempted company, is a private investment vehicle and wholly owned subsidiary of GMS Holdings. Ghiath M. Sukhtian, or Sukhtian, a natural person, is the holder of a controlling interest in GMS Holdings. The principal office address of Sukhtian is Zahran Street, 7th Circle Zahran Plaza Building, 4th Floor P.O. Box 142904, Amman, Jordan 11844.

(2)
Tenshi Healthcare Pte. Ltd., or Tenshi Healthcare, is a Singapore private limited company. Tenshi Life Sciences Private Limited, or Tenshi Life Sciences, a private investment vehicle controlled by Arun Kumar Pillai, or Kumar, is the holder of a controlling interest in Tenshi Healthcare. Kumar, a natural person, is the holder of a controlling interest in Tenshi Life Sciences. The principal office address of Kumar is #30, “Galaxy”, 1st Main, J.P. Nagar, 3rd Phase, Bangalore, India 560078.

(3)
All shares are held directly by Syntone Ventures LLC, a Delaware limited liability company, or Syntone. Syntone LLC, a Delaware limited liability company, or the Manager, is the manager of Syntone, and is wholly-owned by Syntone Technologies Group Co. Ltd., a company organized in the People’s Republic of China, or Syntone Technologies. The principal business address for each of Syntone and the Manager is 1517 Champlain Crest Way, Cary, NC 27513. The principal business address for Syntone Technologies is Beihuan Road East, Renqiu City, Heibei Province, People’s Republic of China.

(4)
Includes 1,238,888 shares of common stock issuable under outstanding options held by Mr. Thurman exercisable within 60 days of January 10, 2024.

(5)
Represents shares of common stock issuable under outstanding options held by Prof. Dr. Auffarth exercisable within 60 days of January 10, 2024.

(6)
Represents shares of common stock issuable under outstanding options held by Mr. Gangolli exercisable within 60 days of January 10, 2024.

(7)
Includes 953,670 shares of common stock issuable under outstanding options held directly by Mr. Haddadin exercisable within 60 days of January 10, 2024.

(8)
Includes 870,875 shares of common stock issuable under outstanding options held by Mr. Hilzinger exercisable within 60 days of January 10, 2024.

(9)
Represents shares of common stock issuable under outstanding options held by Mr. Huang exercisable within 60 days of January 10, 2024.

(10)
Includes 3,864,064 shares of common stock issuable under outstanding options held by Mr. Kenyon exercisable within 60 days of January 10, 2024.

(11)
Includes 955,394 shares of common stock issuable under outstanding options held directly by Mr. Sukhtian exercisable within 60 days of January 10, 2024.

(12)
Represents shares of common stock issuable under outstanding options held by Dr. Haller exercisable within 60 days of January 10, 2024.

EXECUTIVE OFFICERS OF THE COMPANY
The following table sets forth information concerning our executive officers, including their ages, as of January 22, 2024. Biographical information for C. Russell Trenary III and Lawrence A. Kenyon is included in Proposal No. 1 under the captions “Directors Continuing in Office Until the 2025 (Class III) and 2026 (Class I) Annual Meetings” and “Nominees for Election,” respectively.
Name	Age	Position(s)
C. Russell Trenary III	66	Director, President and Chief Executive Officer
Lawrence A. Kenyon	58	Director, Chief Financial Officer, Treasurer and Corporate Secretary
Jeff Evanson	55	Chief Commercial Officer
Jeff Evanson.   Mr. Evanson has served as our Chief Commercial Officer since November 2018. Mr. Evanson has led Scott Three Consulting, LLC as Founder and President since April of 2018, and from September 2014 through April 2018, served as a Managing Director in the Life Science Practice of Navigant. Prior to joining Navigant, Mr. Evanson was the Vice President and Global Commercial Head of the Pharmaceutical Franchise at Alcon, a Novartis Company from April 2010 to September 2014. Mr. Evanson serves on the board of directors of Children’s HeartLink and was formerly a two-term board member of Gillette Children’s Hospital in St. Paul, Minnesota, from 2008 to 2014. Mr. Evanson received his M.B.A. from the University of Minnesota, and a B.A. in Chemistry from the University of St. Thomas in St. Paul Minnesota.

EXECUTIVE COMPENSATION
For the year ended September 30, 2023, our named executive officers are:
•
C. Russell Trenary III, our President and Chief Executive Officer;

•
Jeff Evanson, our Chief Commercial Officer; and

•
Terry Dagnon, our former Chief Operations Officer.

We refer to these executive officers herein as our named executive officers.
Summary Compensation Table
The following table sets forth the information as to compensation awarded to, paid to or earned by our named executive officers. We did not pay any non-equity incentive plan compensation or have any non-qualified deferred compensation earnings and have omitted those columns from the table.
Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)(1)	All Other Compensation ($)(2)	Total ($)
C. Russell Trenary III President and Chief Executive Officer	2023	600,000	—	1,147,963(3)	10,899	1,758,862
	2022	600,000	195,462	513,650	24,068	1,333,179
Jeff Evanson Chief Commercial Officer	2023	450,000	—	267,025(4)	1,170	718,195
	2022	353,077	—	966,730	89,154	1,408,961
Terry Dagnon(5) Former Chief Operations Officer	2023	450,000	—	267,025(4)	11,358	728,383
	2022	353,077	—	966,730	114,148	1,433,955

(1)
In accordance with SEC rules, this column reflects the aggregate grant date fair value of the stock option awards granted computed in accordance with ASC 718, for stock-based compensation transactions. These amounts do not reflect the actual economic value that would be realized by the named executive officer upon the exercise of the stock options. For a discussion of the assumptions used in determining the fair value of stock option awards in the above table and other additional information on the stock options granted, refer to Note 12 of the Notes to the Consolidated Financial Statements included in our Annual Report on Form 10-K filed with the SEC on December 22, 2023.

(2)
Amounts in this column consist of the payment of term life insurance premiums, along with 401(k) matching contributions, where applicable. These benefits are provided to the named executive officers on the same terms as provided to all of our regular full time employees.

(3)
On November 18, 2022, Mr. Trenary received a performance-based option to purchase 1,000,000 shares of our common stock with a grant date fair value of $912,760, which was subsequently forfeited in accordance with its terms due to non-satisfaction of the applicable performance criteria. See “Agreements with our Named Executive Officers” below for additional information. On April 17, 2023, Mr. Trenary received an option to purchase 257,143 shares of our common stock with a grant date fair value of $235,203.

(4)
On November 18, 2022, Mr. Evanson and Mr. Dagnon each received a performance-based option to purchase 100,000 shares of our common stock with a grant date fair value of $91,276, which were subsequently forfeited in accordance with their terms due to non-satisfaction of the applicable performance criteria. See “Agreements with our Named Executive Officers” below for additional information. On April 17, 2023, Mr. Evanson and Mr. Dagnon each received options to purchase 192,143 shares of our common stock with a grant date fair value of $175,749.

(5)
On December 6, 2023, Mr. Dagnon ceased to serve as our Chief Operations Officer and an executive officer and was appointed as Senior Advisor.

Narrative to Summary Compensation Table
Retirement Benefits
Our named executive officers are eligible to participate in a defined contribution retirement plan that provides eligible U.S. employees with an opportunity to save for retirement on a tax advantaged basis. Eligible employees may defer eligible compensation on a pre-tax, after-tax, or Roth basis, up to the statutorily prescribed annual limits on contributions under the Internal Revenue Code of 1986, as amended, or the Code. We may make matching contributions for the plan year ending December 31, based on employee deferrals for the plan year, in an amount equal to up to 3% of compensation deferred. For the 2023 plan year, we made company matching contributions to the 401(k) plan. The 401(k) plan is intended to be qualified under Section 401(a) of the Code, with the 401(k) plan’s related trust intended to be tax exempt under Section 501(a) of the Code. As a tax-qualified retirement plan, contributions to the 401(k) plan (except for Roth contributions) and earnings on those contributions are not taxable to the employees until distributed from the 401(k) plan.
Agreements with our Named Executive Officers
Below are written descriptions of our compensation arrangements with our named executive officers. We currently have employment agreements with Messrs. Trenary, Evanson and Dagnon.
Mr. Trenary.   In July 2021, in connection with Mr. Trenary’s appointment as President and Chief Executive Officer of the Company, we entered into an employment agreement with Mr. Trenary providing for, among other things, an initial base salary of $600,000 and a discretionary annual cash bonus with a target amount equal to 70% of Mr. Trenary’s base salary. Mr. Trenary received an initial option to purchase 4,000,000 shares of common stock, one quarter of which vested on the first anniversary of the date of grant and the remainder of which is vesting in monthly installments over the next three years, subject to Mr. Trenary’s continued service through each vesting date. On December 21, 2021, Mr. Trenary received an option to purchase 1,500,000 shares of common stock, vesting based upon the Company’s achievement of certain performance milestones. 1,000,000 of the shares underlying this performance option were forfeited in accordance with their terms due to non-satisfaction of the applicable performance criteria. The remaining 500,000 shares underlying this performance option vested for Mr. Trenary on March 31, 2022 in accordance with their terms based on the Company’s submission of the ONS-5010 BLA on or prior to the last day of the first calendar quarter of 2022. On November 18, 2022, Mr. Trenary received an option to purchase 1,000,000 shares of our common stock, which was set to vest based upon the Company’s achievement of certain performance milestones and was forfeited in accordance with its terms due to non-satisfaction of the applicable performance criteria. On April 17, 2023, Mr. Trenary received an option to purchase 257,143 shares of our common stock, one quarter of which will vest on the first anniversary of the date of grant and the remainder of which will vest in equal monthly installments over the next three years, subject to Mr. Trenary’s continued service through each vesting date. Mr. Trenary is entitled to certain severance and change in control benefits pursuant to his employment agreement, the terms of which are described below under “— Potential Payments upon Termination or Change of Control.”
Mr. Evanson and Mr. Dagnon.   On December 21, 2021, we entered into employment agreements with each of Mr. Evanson and Mr. Dagnon. Pursuant to their employment agreements, each of Mr. Evanson and Mr. Dagnon receives a base salary of $450,000 and a discretionary annual cash bonus with a target amount equal to 50% of his respective base salary In connection with their entry into the employment agreements, each of Mr. Evanson and Mr. Dagnon received an option to purchase 800,000 shares of common stock, one quarter of which vested on the first anniversary of the date of grant and the remainder of which is vesting in monthly installments over the succeeding three years, subject to their continued service through each vesting date. In addition, each of Mr. Evanson and Mr. Dagnon received a performance-vesting option to purchase 200,000 shares of common stock, 100,000 of which were forfeited by each of Mr. Evanson and Mr. Dagnon in accordance with their terms due to non-satisfaction of the applicable performance criteria. The remaining 100,000 shares underlying these performance options vested for each of Mr. Evanson and Mr. Dagnon on March 31, 2022 in accordance with their terms based on the Company’s submission of the ONS-5010 BLA on or prior to the last day of the first calendar quarter of 2022. On November 18, 2022, Mr. Evanson and Mr. Dagnon each received options to purchase 100,000 shares of our common stock, which were set to vest based upon the Company’s achievement of certain performance milestones and were forfeited in accordance with their terms due to non-satisfaction of the applicable performance criteria. On April 17, 2023, each of Mr. Evanson and Mr. Dagnon received options to purchase 192,143 shares of our common stock, one quarter of which will vest on the first anniversary of the date of grant and the remainder of which is vesting in equal monthly installments over the next three years, subject to the recipient’s continued service through each vesting date. Under their employment agreements,

Mr. Evanson and Mr. Dagnon are entitled to certain severance and change in control benefits, the terms of which are described below under “— Potential Payments upon Termination or Change of Control.” On December 6, 2023, Mr. Dagnon ceased to serve as our Chief Operations Officer and an executive officer and was appointed as Senior Advisor. Mr. Dagnon will continue to receive the same compensation arrangement under his existing employment agreement.
Potential Payments Upon Termination or Change of Control
Regardless of the manner in which one of our named executive officer’s service terminates, each is generally entitled to receive amounts earned during his term of service, including salary and unused vacation pay. The terms of each named executive officer’s potential payments upon termination or change of control are summarized below.
Mr. Trenary.   Pursuant to Mr. Trenary’s current executive employment agreement, if he is terminated without cause or if he resigns for good reason, subject to his execution of a separation agreement with an effective release of claims in favor of us and continued compliance with certain restrictive covenants set forth in such employment agreement and the Company’s proprietary information, inventions, non-competition and non-solicitation agreement, or PIIA, he is entitled to continued payment of his base salary for 12 months following the termination, 100% of his target bonus for the calendar year of termination paid in a lump sum, employee benefit coverage for up to 12 months, full vesting of 50% of his then unvested equity awards, and reimbursement of expenses owed to him through the date of his termination.
If Mr. Trenary’s employment is terminated by us or any successor entity (provided such successor entity either assumes Mr. Trenary’s equity awards or substitutes similar equity awards) without cause or if he resigns for good reason within two months prior to or within 12 months following a change in control (as defined in the Company’s 2015 Equity Incentive Plan, as amended, or the 2015 Plan), subject to his execution of a separation agreement with an effective release of claims in favor of us and continued compliance with certain restrictive covenants set forth in such employment agreement and the PIIA, he is entitled to continued payment of his base salary for 18 months, 150% of his annual target bonus for the calendar year of termination paid in a lump sum, employee benefit coverage for up to 18 months, and reimbursement of expenses owed to him through the date of his termination. Additionally, 100% of his then unvested equity awards shall become fully vested.
For purposes of Mr. Trenary’s employment agreement:
•
“Cause” for termination means that the Company has determined in its sole discretion that Mr. Trenary has engaged in any of the following: (i) a material breach of any covenant or condition under his employment agreement or any other agreement between Mr. Trenary and the Company; (ii) any act constituting dishonesty, fraud, immoral or disreputable conduct; (iii) any conduct which constitutes a felony under applicable law; (iv) material violation of any Company policy or any act of misconduct; (v) refusal to follow or implement a clear and reasonable directive of the Company; (vi) negligence or incompetence in the performance of his duties or failure to perform such duties in a manner satisfactory to the Company after the expiration of 10 days without cure after written notice of such failure; or (vii) breach of fiduciary duty.

•
“Good reason” means the occurrence of any of the following events without Mr. Trenary’s consent: (i) a material reduction in his base salary of at least 25%; (ii) a material breach of the employment agreement by us; (iii) a material reduction in Mr. Trenary’s duties, authority and responsibilities relative to his duties, authority, and responsibilities in effect immediately prior to such reduction; or (iv) the relocation of Mr. Trenary’s principal place of employment, without his consent, in a manner that lengthens his one-way commute distance by 50 or more miles from his then-current principal place of employment immediately prior to such relocation; provided, however, that none of the events described in this sentence will constitute good reason unless and until (x) Mr. Trenary first notifies us in writing describing in reasonable detail the condition(s) that constitutes good reason within 30 days of its occurrence, (y) we fail to cure the condition(s) within 30 days after our receipt of written notice, and (z) Mr. Trenary voluntarily terminates his employment within 30 days after the end of 30-day cure period.

Mr. Evanson.   Pursuant to Mr. Evanson’s current executive employment agreement, if he is terminated without cause or if Mr. Evanson terminates his employment for good reason, he would be entitled to receive an amount equal to 12 months of his base salary plus a bonus equal to 150% of his full target amount, employee benefit coverage for up to 12 months, as well as the acceleration of 50% of his unvested equity awards subject to time-based vesting requirements.
For purposes of Mr. Evanson’s employment agreement:
•
“Cause” is generally as defined above with respect to Mr. Trenary’s employment agreement.

•
“Good reason” generally means the occurrence of any of the following events without Mr. Evanson’s consent: (i) a material reduction in Mr. Evanson’s base salary of at least 25%; (ii) a material breach of the employment agreement by the Company; (iii) a material reduction in Mr. Evanson’s duties, authority and responsibilities relative to Mr. Evanson’s duties, authority, and responsibilities in effect immediately prior to such reduction; or (iv) the relocation of Mr. Evanson’s principal place of employment, without his consent, in a manner that lengthens his one-way commute distance by 50 or more miles from his then-current principal place of employment immediately prior to such relocation, not to include Mr. Evanson’s initial relocation to a new headquarters to be established at the direction of the board of directors; provided, however, that none of the events described in this sentence will constitute good reason unless and until (x) Mr. Evanson first notifies us in writing describing in reasonable detail the condition(s) that constitutes good reason within 30 days of its occurrence, (y) we fail to cure the condition(s) within 30 days after our receipt of written notice, and (z) Mr. Evanson voluntarily terminates his employment within 30 days after the end of 30-day cure period

Mr. Dagnon.   Pursuant to Mr. Dagnon’s executive employment agreement, if he is terminated without cause or if Mr. Dagnon terminates his employment for good reason, he would be entitled to receive an amount equal to 12 months of his base salary plus a bonus equal to his full target amount, employee benefit coverage for up to 12 months, as well as the acceleration of 50% of his unvested equity awards subject to time-based vesting requirements.
For purposes of Mr. Dagnon’s employment agreement:
•
“Cause” is generally as defined above with respect to Mr. Trenary’s employment agreement.

•
“Good reason” is generally as defined above with respect to Mr. Evanson’s employment agreement.

Outstanding Equity Awards at Fiscal Year End
The following table sets forth certain information regarding equity awards granted to our named executive officers that remain outstanding as of September 30, 2023.
	Option Awards
	Grant date	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date
C. Russell Trenary III	07/06/2021	2,166,648	1,833,352(2)	—	2.42	07/06/2031
	12/21/2021	500,000	—	—	1.44	12/21/2031
	04/17/2023	—	257,143(3)	—	1.08	04/17/2033
Jeff Evanson	12/21/2021	100,000	—	—	1.44	12/21/2031
	12/21/2021	350,003	449,997(4)	—	1.44	12/21/2031
	04/17/2023	—	192,143(3)	—	1.08	07/17/2033
Terry Dagnon	12/21/2021	100,000	—	—	1.44	12/21/2031
	12/21/2021	350,003	449,997(4)	—	1.44	12/21/2031
	04/17/2023	—	192,143(3)	—	1.08	07/17/2033

(1)
The outstanding equity awards as of September 30, 2023 are stock options that were granted under and subject to the terms of the 2015 Plan. Except as otherwise indicated, each stock option is subject to vesting, subject to the executive’s continuous service with us through the vesting dates (or satisfaction of the vesting conditions) and the potential vesting acceleration of the time-based vesting conditions upon a change in control and certain terminations of employment.

(2)
Twenty-five percent of the shares subject to the option vested on July 6, 2022, with the remaining shares vesting in equal monthly installments over the following three years thereafter, subject to Mr. Trenary’s continuous service with the Company on each such date. The option is also subject to acceleration under certain circumstances.

(3)
Twenty-five percent of the shares subject to the option will vest on April 17, 2024, with the remaining shares vesting in equal monthly installments over the following three years thereafter, subject to continuous service with the Company on each such date. The option is also subject to acceleration under certain circumstances.

(4)
Twenty-five percent of the shares subject to the option vested on December 21, 2022, with the remaining shares vesting in equal monthly installments over the following three years thereafter, subject to continuous service with the Company on each such date. The option is also subject to acceleration under certain circumstances.

Clawback Policy
The SEC adopted final rules implementing the incentive-based compensation recovery provisions of the Dodd-Frank Act, and Nasdaq has adopted listing standards consistent with the SEC rules. In compliance with those standards, we have adopted an incentive compensation recoupment policy, or “clawback” policy, which applies to our executive officers, within the meaning of Section 10D of the Exchange Act and Rule 10D-1 promulgated thereunder, who were employed by the Company or a subsidiary of the Company during the applicable recovery period. Under the policy, in the event that the financial results upon which a cash or equity-based incentive award was predicated become the subject of a financial restatement that is required because of material non-compliance with financial reporting requirements, the Compensation Committee will conduct a review of awards covered by the policy and recoup any erroneously awarded incentive-based compensation to ensure that the ultimate payout gives retroactive effect to the financial results as restated. The policy covers any cash or equity-based incentive compensation award that was paid, earned or granted to a covered officer during the last completed three fiscal years immediately preceding the date on which the Company is required to prepare the accounting restatement.
Director Compensation
The following table sets forth information concerning the compensation earned for service on the Board during the year ended September 30, 2023. Mr. Trenary’s compensation as an executive officer is set forth under “— Summary Compensation Table.” Mr. Trenary and Mr. Kenyon did not receive any additional compensation for service as a director. None of our directors earned any compensation other than cash fees or stock option awards under the 2015 Plan during the fiscal year ended September 30, 2023. Accordingly, we have omitted all other columns from the table below.
Name	Fees Earned or Paid in Cash(1) ($)	Option Awards(2) (3) ($)	Total ($)
Randy Thurman	$207,500	35,000	$242,500
Gerd Auffarth	44,000	35,000	79,000
Julian Gangolli	77,500	35,000	112,500
Kurt Hilzinger	60,000	35,000	95,000
Yezan Haddadin	75,000	35,000	110,000
Andong Huang	40,000	35,000	75,000
Faisal G. Sukhtian	78,000	35,000	113,000
Julia A. Haller	44,000	35,000	79,000

(1)
All non-employee directors, except Randy Thurman, elected to receive annual cash fees pursuant to our non-employee director compensation policy, as in effect during fiscal 2023, in the form of stock options. See discussion below under “— Non-Employee Director Compensation Policy” for cash retainers, as well as discussion of stock options in lieu of fees below under “— Non-Employee Director Compensation Policy — Option Awards in Lieu of Cash Fees.”

(2)
Reflects the aggregate grant date fair value of the stock option awards granted computed in accordance with ASC 718, for stock-based compensation transactions. These amounts do not reflect the actual economic value that would be realized by the director upon exercise of the stock options. For a discussion of the assumptions used in determining the fair value of awards of stock options in the above table and other additional information on stock options granted, refer to Note 11 of the Notes to the Consolidated Financial Statements included in our Annual Report on Form 10-K filed with the SEC on December 22, 2023. Amounts exclude stock options granted in lieu of cash fees in addition to annual grants. See discussion of stock options in lieu of cash fees below under “— Non-Employee Director Compensation Policy — Option Awards in Lieu of Cash Fees.”

(3)
As of September 30, 2023, the following non-employee directors held options to purchase the following number of shares of our common stock: Randy Thurman (1,279,953), Gerd Auffarth (406,760), Julian Gangollli (538,434), Kurt Hilzinger (840,273), Yezan Haddadin (905,151), Andong Huang (384,346), Faisal Sukhtian (903,292), Julia Haller (108,304).

Non-Employee Director Compensation Policy
We have adopted a non-employee director compensation policy, pursuant to which our non-employee directors are eligible to receive compensation for service on the Board and committees of the Board.
For the year ended September 30, 2023, each non-employee director received the compensation described below:
Equity Compensation
Initial Grant
Each new non-employee director who joins the Board is granted a non-statutory stock option to purchase 25,000 shares of common stock under the 2015 Plan, which options vest annually over the three years from the grant date, subject to continued service as a director through the applicable vesting date.
Annual Grant
On the date of each annual meeting of our stockholders, each non-employee director also receives an annual non-statutory stock option grant under the 2015 Plan with respect to a number of shares of our common stock having an aggregate “fair value” of $35,000 as of the annual meeting date, determined using a Black-Scholes or binominal valuation model regularly used by us on the grant date. These options vest on the earlier of the first anniversary of the grant date or the date of the next annual meeting of our stockholders, subject to continued service as a director through the applicable vesting date.
Cash Compensation
Each non-employee director receives an annual cash retainer of $40,000 for serving on the Board. The chairperson of the Board also receives an additional annual cash retainer of $30,000. In the event that the chairperson is an employee and the Board appoints a Lead Independent Director, that person will receive the additional annual cash retainer otherwise payable to the chairperson.
In addition, as Executive Chairman, Mr. Thurman is entitled to an additional annual retainer of $120,000 payable in equal monthly installments.

The chairperson and members of the four standing committees of the Board are generally entitled to the following annual cash retainers:
Board Committee	Chairperson Fee	Member Fee
Audit Committee	$15,000	$7,500
Compensation Committee	10,000	5,000
Nominating and Corporate Governance Committee	8,000	4,000
Executive Committee	—	30,000
All annual cash compensation amounts are payable in equal quarterly installments in arrears, on the last day of each fiscal quarter for which the service occurred, pro-rated based on the days served in the applicable fiscal quarter. As discussed below under “— Option Awards in Lieu of Cash Fees,” with respect to the 2023 fiscal year, Messrs. Hilzinger, Haddadin, Sukhtian, Gangolli and Huang, Prof. Dr. Auffarth and Dr. Haller elected to receive a one-time equity grant in lieu of cash fees.
Option Awards in Lieu of Cash Fees
Under the non-employee director compensation policy, for the 2023 fiscal year, each non-employee director had the option to elect to receive all annual cash compensation in the form of stock options granted pursuant to the 2015 Plan. Effective October 1, 2023, for the 2024 fiscal year, each non-employee director may elect to receive either 50% or all of the annual cash compensation in the form of stock options granted pursuant to the 2015 Plan. This election must be made prior to the beginning for the applicable fiscal year, and each non-employee director must submit a new election for each fiscal year. If a non-employee director elects to receive compensation in the form of stock options, such stock options are automatically be granted on the third business day in October of such fiscal year and vest as follows: (i) 25% will vest on the last day of the first fiscal quarter during such fiscal year, and (ii) 25% will vest on the last day of each subsequent fiscal quarter during such fiscal year, provided the non-employee director is in service as a director on the first day of the fiscal quarter of the applicable scheduled vesting date. Non-employee directors who join the Board mid-fiscal year must make their elections within 30 days following commencement of service, and options are automatically granted on the first day of the fiscal quarter following such election.
In accordance with such election in the fiscal year 2023, our non-employee directors were granted the following option awards:
	Option awards
Name	Grant date	Number of options granted	Grant date fair value ($)	Option exercise price ($)	Option expiration date
Kurt Hilzinger	10/5/2022	57,598	1.04	1.25	10/5/2032
Yezan Haddadin	10/5/2022	71,998	1.04	1.25	10/5/2032
Faisal Sukhtian	10/5/2022	74,878	1.04	1.25	10/5/2032
Julian Gangolli	10/5/2022	74,398	1.04	1.25	10/5/2032
Gerd Auffarth	10/5/2022	42,239	1.04	1.25	10/5/2032
Andong Huang	10/5/2022	38,399	1.04	1.25	10/5/2032
Julia A. Haller	10/5/2022	42,239	1.04	1.25	10/5/2032
Hedging Transactions
Our Insider Trading Policy prohibits officers, directors, employees or our consultants from engaging in short sales, transactions in put or call options, hedging transactions, margin accounts, pledges, or other inherently speculative transactions with respect to our securities at any time.

EQUITY COMPENSATION PLAN INFORMATION
The following table provides certain information with respect to all of our equity compensation plans in effect as of September 30, 2023.
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)(#)	Weighted-average exercise price of outstanding options, warrants and rights (b)($)	Number of securities remaining available for issuance under equity compensation plans (excluding securities reflected in column (a))(c)(#)
Equity compensation plans approved by security holders:
2011 Stock Incentive Plan	2,470	49.97(1)	—(2)
2015 Equity Incentive Plan	24,656,279	1.43(3)	17,414,910(4)
2016 Employee Stock Purchase Plan	—	—	728,145(5)
Equity compensation plans not approved by security holders	—	—	—
Total	24,658,749	—	18,143,055

(1)
Represents the base price per outstanding performance stock unit, or PSU, award at September 30, 2023.

(2)
Upon approval of the 2015 Plan, no additional options or awards were granted under the 2011 Stock Incentive Plan; all outstanding stock awards continue to be governed by their existing terms.

(3)
Number of securities to be issued upon exercise of outstanding options, warrants and rights outstanding at September 30, 2023 under the 2015 Plan is comprised of option awards only.

(4)
The number of shares of our common stock reserved for issuance under the 2015 Plan automatically increases on January 1st of each year continuing through January 1, 2026, in an amount equal to the lesser of (A) 3% of the total number of shares of our common stock outstanding on December 31st of the immediately preceding calendar year and (B) a number determined by our board of directors. Accordingly, on January 1, 2024, an additional 7,807,726 shares were automatically added to the 2015 Plan reserve.

(5)
The number of shares of our common stock reserved for issuance under the 2016 Employee Stock Purchase Plan, or ESPP, automatically increases on January 1st each year continuing through January 1, 2026, by the lesser of (i) one percent (1%) of the total number of shares of our common stock outstanding on December 31st of the preceding calendar year, (ii) 220,000 shares of our common stock and (iii) a number determined by our board of directors. Accordingly, on January 1, 2024, an additional 220,000 shares were automatically added to the ESPP reserve.

PAY VERSUS PERFORMANCE
As required by Section 953(a) of the Dodd-Frank Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid and certain financial performance of the Company. For information on our executive compensation program and the Compensation Committee’s approach, refer to the above Narrative Disclosure to Summary Compensation Table and Outstanding Equity Awards Table.
Year(1)	Summary Compensation Table Total for PEO(2)	Compensation Actually Paid to PEO(3)	Average Summary Compensation Table Total for Non-PEO NEOs(4)	Average Compensation Actually Paid to Non-PEO NEOs(5)	Value of Initial Fixed $100 Investment Based On Total Shareholder Return(6)	Net Income (Loss)(7)
2023	$1,758,862	$(952,353)	$723,289	$6,711	$10	$(58,982,668)
2022	$1,333,179	$(3,834,604)	$1,421,458	$1,422,428	$56	$(66,052,264)

(1)
For each of the two years presented in the above table, C. Russell Trenary III was our Principal Executive Officer, or PEO, and our non-PEO named executive officers, or the Non-PEO NEOs, were Jeff Evanson and Terry Dagnon.

(2)
The dollar amounts reported in this column are the amounts of total compensation reported for our PEO for each corresponding year in the “Total” column of the Summary Compensation Table. Refer to “Executive Compensation — Summary Compensation Table.”

(3)
The dollar amounts reported this column represent the amount of “compensation actually paid” to the PEO, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to the PEO during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to the PEO’s total compensation for each year to determine the compensation actually paid:

Year	Reported Summary Compensation Table Total for PEO	Reported Value of Equity Awards(a)	Equity Award Adjustments(b)	Compensation Actually Paid to PEO
2023	$1,758,862	$(1,147,963)	$(1,563,252)	$(952,353)
2022	$1,333,179	$(513,650)	$(1,135,033)	$(3,834,604)

(a)
The grant date fair value of equity awards represents the total of the amounts reported in the “Option Awards” columns in the Summary Compensation Table for the applicable year.

(b)
The equity award adjustments for each applicable year include the addition (or subtraction, as applicable) of the following: (i) the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year; (ii) the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year; (iii) for awards that are granted and vest in the same applicable year, the fair value as of the vesting date; (iv) for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; (v) for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and (vi) the dollar value of any dividends or other earnings paid on stock or option awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable year. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. The amounts deducted or added in calculating the equity award adjustments are as follows:

Year	Fair Value of Current Year Equity Awards at Year End	Fair Value of Prior Years’ Equity Awards Unvested at Year End	Fair Value as of Vesting Date of Current Year Equity Awards	Change in Fair Value of Prior Years’ Equity Awards that Vested in the Year	Fair Value at the End of the Prior Year of Prior Year Equity Awards that Failed to Meet Vesting Conditions in the Year	Dollar Value of Dividends or other Earnings Paid during the Year on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	Total Equity Award Adjustments
2023	$—	$43,611	$(1,482,449)	$(124,414)	$—	$—	$(1,563,252)
2022	$841,300	$—	$(2,558,219)	$(1,177,664)	$1,759,550	$—	$(1,135,033)

(4)
The dollar amounts reported in this column represent the average of the amounts reported for the Company’s Non-PEO NEOs as a group in the “Total” column of the Summary Compensation Table in each applicable year.

(5)
The dollar amounts reported in this column represent the average amount of “compensation actually paid” to our Non-PEO NEOs as a group, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the Non-PEO NEOs as a group during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to average total compensation for the Non-PEO NEOs as a group for each year to determine the compensation actually paid, using the same methodology described above in Note 3:

Year	Average Reported Summary Compensation Table Total for Non-PEO NEOs	Average Reported Value of Equity Awards	Average Equity Award Adjustments(a)	Average Compensation Actually Paid to Non-PEO NEOs
2023	$723,289	$(267,025)	$(449,553)	$6,711
2022	$1,421,458	$(966,730)	$967,700	$1,422,428

(a)
The amounts deducted or added in calculating the total average equity award adjustments are as follows:

Year	Average Fair Value of Current Year Equity Awards at Year End	Average Change in Fair Value of Prior Years’ Equity Awards/ Unvested at Year End	Average Fair Value as of Vesting Date of Current Year Equity Awards	Average Change in Fair Value of Prior Years’ Equity Awards that Vested in the Year	Average Fair Value at the End of the Prior Year of Prior Year Equity Awards that Failed to Meet Vesting Conditions in the Year	Average Dollar Value of Dividends or other Earnings Paid during the Year on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	Average Total Equity Award Adjustments
2023	$—	$32,587	$(379,707)	$(102,433)	$—	$—	$(449,553)
2022	$168,260	$799,440	$—	$—	$—	$—	$967,700

(6)
The Total Shareholder Return is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the Company’s share price at the end and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period.

(7)
The dollar amounts reported represent the amount of net income (loss) reflected in the Company’s audited financial statements for the applicable year.

Analysis of the Information Presented in the Pay versus Performance Table
In accordance with Item 402(v) of Regulation S-K, we are providing the following descriptions of the relationships between information presented in the Pay Versus Performance table above.
Compensation Actually Paid and Cumulative TSR
The following graph sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and the Company’s cumulative TSR over the two most recently completed fiscal years.

Compensation Actually Paid and Net Income (Loss)
The following graph sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and the Company’s net income (loss) over the two most recently completed fiscal years.

Compensation Actually Paid vs. Net Income
$2,000,000
$1,000,000
$0
-$1,000,000
-$2,000,000
-$3,000,000
-$4,000,000
-$5,000,000
Compensation Actually Paid
-$54,000,000
-$56,000,000
-$58,000,000
-$60,000,000
-$62,000,000
-$64,000,000
-$66,000,000
-$68,000,000
Net Income
2022
2023
-$66,052,264
-$58,982,668
Compensation Actually Paid to PEO
Average Compensation Actually Paid to Non-PEO NEOs
Net Income

All information provided above under the “Pay Versus Performance” heading will not be deemed to be incorporated by reference into any filing of the Company under the Securities Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent the Company specifically incorporates such information by reference.

TRANSACTIONS WITH RELATED PERSONS
The following is a summary of transactions since October 1, 2021 to which we have been a party, in which the amount involved exceeded or will exceed the lesser of (x) $120,000 or (y) 1% of the average of our total assets at September 30, 2022 and 2023, and in which any of our directors, executive officers or holders of more than 5% of our capital stock, or an affiliate or immediate family member thereof, had or will have a direct or indirect material interest other than compensation and other arrangements that are described in the section titled “Executive Compensation.” We also describe below certain other transactions with our directors, former directors, executive officers and stockholders.
Employment and Other Compensation Arrangements, Equity Plan Awards
We have entered into employment agreements and consulting agreements with certain of our executive officers in connection with their employment or provision of services to us. For more information regarding the executives’ arrangements, see “Executive Compensation — Agreements with Our Named Executive Officers.”
We also have established certain equity plans, pursuant to which we grant equity awards to our employees and directors.
GMS Ventures & Investments
November 2021 Public Offering
GMS Ventures participated in the November 2021 underwritten offering of our common stock, acquiring 16,000,000 shares of our common stock from the underwriter at the public offering price per share of $1.25, for gross proceeds of $20.0 million to us. We did not pay the underwriter any commissions or discounts on shares sold by it to GMS Ventures.
April 2022 Amended and Restated Investor Rights Agreement
In April 2022, the Company entered into an Amended and Restated Investor Rights Agreement, or the A&R IRA, with GMS Ventures, which amended and restated the Investor Rights Agreement, or the Previous IRA, dated as of September 11, 2017, between the Company, GMS Ventures and BioLexis Pte. Ltd., or BioLexis. The A&R IRA was entered into in connection with a restructuring of BioLexis pursuant to which all shares of the Company’s capital stock held by BioLexis for the benefit of affiliates of GMS Ventures were transferred to GMS Ventures, or the Restructuring. In connection with the Restructuring, the rights and obligations of BioLexis under the Previous IRA were terminated. Under the A&R IRA, the Company granted GMS Ventures demand and piggyback registration rights consistent with the Previous IRA. In addition, as long as GMS Ventures and certain of its affiliates maintain beneficial ownership of at least 5% of the Company’s outstanding common stock, GMS Ventures shall be entitled to nominate directors to the Board in proportion to the aggregate of its and Tenshi Healthcare’s ownership stake in the Company (rounded up). If GMS Ventures acquires beneficial ownership of at least 50% of the Company’s outstanding common stock but less than or equal to 57%, GMS Ventures shall be entitled to nominate four of the directors for election to the Board.
December 2022 Registered Direct Equity Offering
In December 2022, in a registered direct equity offering to certain institutional and accredited investors, the Company issued 28,460,831 shares of common stock at a purchase price per share of $0.8784 for $24.0 million in net proceeds after payment of placement agent fees and other estimated offering costs. GMS Ventures purchased an aggregate of 14,230,418 in the registered direct equity offering.
January 2024 Private Placement
On January 22, 2024, the Company entered into the Securities Purchase Agreement, pursuant to which the Company agreed to issue and sell in the Private Placement $60.0 million in Shares, and, for each Share issued in the Private Placement, accompanying Warrants to purchase up to one and a half shares of common stock. The Per Share Price will be equal to the lower of (a) $0.35 and (b) the Market Price of the common stock as of the closing of the Private Placement. The Warrants will have a per share exercise price per share of 110% of the Per Share Price, subject to proportional adjustments in the event of stock splits or combinations or similar events. The Warrants have a beneficial ownership limit of 19.99%. GMS Ventures committed to participate for its pro rata share to maintain its percentage ownership for $16.1 million of the total gross proceeds. The closing of the Private Placement is conditioned on Stockholder Approval. The Private Placement will not close, the Securities will not be issued and the proceeds of the Private Placement will not be received by the Company unless and until the Stockholder Approval is obtained and the Reverse Stock Split is implemented.
Syntone Ventures LLC
May 2020 Stock Purchase Agreement
In May 2020, the Company entered into a Stock Purchase Agreement with Syntone for the purchase of 16,000,000 shares of common stock at a price of $1.00 per share for a total purchase price of $16 million, under which the Company granted Syntone demand and piggyback registration rights related to such shares of common stock.
January 2024 Private Placement
On January 22, 2024, the Company entered into the Syntone Purchase Agreement, pursuant to which Syntone agreed to purchase $5.0 million of shares of common stock and, for each share issued in the Syntone Private Placement, accompanying warrants to purchase up to one and a half shares of common stock on substantially the same terms as the Private Placement, subject to receipt of certain regulatory approvals in addition to the closing conditions noted above.
Indemnification Agreements
Our Restated Certificate, as amended, contains provisions limiting the liability of directors, and our amended and restated bylaws, as amended, provide that we will indemnify each of our directors and officers to the fullest extent permitted under Delaware law. Our Restated Certificate and amended and restated bylaws, each as amended, also provides the Board with discretion to indemnify our employees and other agents when determined appropriate by the Board. In addition, we have entered into an indemnification agreement with each of our directors and executive officers that requires us to indemnify our directors and executive officers.
Related-Party Transaction Policy
In 2016, we adopted a formal written policy that our executive officers, directors, holders of more than 5% of any class of our voting securities, and any member of the immediate family of and any entity affiliated with any of the foregoing persons, are not permitted to enter into a related-party transaction with us without the prior consent of our Audit Committee, or other independent members of the Board in the event it is inappropriate for our Audit Committee to review such transaction due to a conflict of interest. Any request for us to enter into a transaction with an executive officer, director, principal stockholder or any of their immediate family members or affiliates, in which the amount involved exceeds $120,000 must first be presented to our Audit Committee for review, consideration and approval. In approving or rejecting any such proposal, our Audit Committee will consider the relevant facts and circumstances available and deemed relevant to our Audit Committee, including, but not limited to, whether the transaction will be on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the related party’s interest in the transaction.

HOUSEHOLDING OF PROXY MATERIALS
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for annual meeting materials with respect to two or more stockholders sharing the same address by delivering a single set of annual meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
This year, a number of brokers with account holders who are stockholders will be “householding” our Proxy Materials. A single set of Annual Meeting materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of annual meeting materials, please notify your broker or us. Direct your written request to Outlook Therapeutics, Inc., Corporate Secretary, 485 Route 1 South, Building F, Suite 320, Iselin, New Jersey 08830. Stockholders who currently receive multiple copies of the annual meeting materials at their addresses and would like to request “householding” of their communications should contact their brokers.

OTHER MATTERS
The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.
By Order of the Board
/s/ Lawrence A. Kenyon

Lawrence A. Kenyon
Corporate Secretary

APPENDIX A
FORM OF CERTIFICATE OF AMENDMENT OF THE
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF OUTLOOK THERAPEUTICS, INC.
Outlook Therapeutics, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, hereby certifies that:
First:   The name of the Company is Outlook Therapeutics, Inc. (the “Company”).
Second:   The date of the filing the original Certificate of Incorporation of this Company with the Secretary of State of the State of Delaware was October 22, 2015 and the date of filing of the Amended and Restated Certificate of Incorporation of the Company with the Secretary of State of the State of Delaware was May 18, 2016.
Third:   Paragraph A of ARTICLE IV of the Company’s Amended and Restated Certificate of Incorporation be, and it hereby is, amended and restated to read in its entirety as follows:
“A.   The Company is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares which the Company is authorized to issue is one billion two hundred and ten million (1,210,000,000) shares. One billion two hundred million (1,200,000,000) shares shall be Common Stock, each having a par value of one cent ($0.01). Ten million (10,000,000) shares shall be Preferred Stock, each having a par value of one cent ($0.01).”
Fourth:   The foregoing amendment was submitted to the stockholders of the Company for their approval, and was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.
In Witness Whereof, Outlook Therapeutics, Inc. has caused this Certificate of Amendment to be signed by its Chief Financial Officer, Treasurer and Secretary this             day of            , 2024.
Outlook Therapeutics, Inc.
By:

Lawrence A Kenyon
Chief Financial Officer, Treasurer and Secretary

A-1

APPENDIX B
FORM OF CERTIFICATE OF AMENDMENT OF THE AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION OF OUTLOOK THERAPEUTICS, INC.
Outlook Therapeutics, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, hereby certifies that:
First:   The name of the Company is Outlook Therapeutics, Inc. (the “Company”).
Second:   The date of filing of the original Certificate of Incorporation of this Company with the Secretary of State of the State of Delaware was October 22, 2015 and the date of filing of the Amended and Restated Certificate of Incorporation of the Company with the Secretary of State of the State of Delaware was May 18, 2016.
Third:   ARTICLE VI of the Company’s Amended and Restated Certificate of Incorporation be, and it hereby is, amended and restated to read in its entirety as follows:
“A.   A director or officer of the Company shall not be liable to the Company or its stockholders for monetary damages for breach of fiduciary duty as a director or officer, except to the extent such exemption from liability or limitation thereof is not permitted under the DGCL as the same exists or may hereafter be amended.
B.   To the fullest extent permitted by applicable law, the Company is authorized to provide indemnification of (and advancement of expenses to) directors, officers and agents of the Company (and any other persons to which applicable law permits the Company to provide indemnification) through Bylaw provisions, agreements with such agents or other persons, vote of stockholders or disinterested directors or otherwise in excess of the indemnification and advancement otherwise permitted by such applicable law.
C.   If applicable law is amended after approval by the stockholders of this Article VI to authorize corporate action further eliminating or limiting the personal liability of directors or officers, then the liability of a director or officer to the Company shall be eliminated or limited to the fullest extent permitted by applicable law, as so amended. Any amendment, repeal or modification of this Article VI shall only be prospective and shall not adversely affect the rights or protections or increase the liability of any director or officer of the Company under this Article VI in effect at the time of the alleged occurrence of any act or omission to act giving rise to liability or indemnification.”
Fourth:   The foregoing amendment was submitted to the stockholders of the Company for their approval, and was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.
In Witness Whereof, Outlook Therapeutics, Inc. has caused this Certificate of Amendment to be signed by its Chief Financial Officer, Treasurer and Secretary this             day of            , 2024.
Outlook Therapeutics, Inc.
By:

Lawrence A. Kenyon
Chief Financial Officer, Treasurer and Secretary

B-1

APPENDIX C
FORM OF CERTIFICATE OF AMENDMENT OF THE AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION OF OUTLOOK THERAPEUTICS, INC.
Outlook Therapeutics, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, hereby certifies that:
First:   The name of the Company is Outlook Therapeutics, Inc. (the “Company”).
Second:   The date of filing of the original Certificate of Incorporation of this Company with the Secretary of State of the State of Delaware was October 22, 2015 and the date of filing of the Amended and Restated Certificate of Incorporation of the Company with the Secretary of State of the State of Delaware was May 18, 2016.
Third:   Paragraph A of ARTICLE IV of the Company’s Amended and Restated Certificate of Incorporation be, and it hereby is, amended and restated to read in its entirety as follows:
“A.   The Company is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares which the Company is authorized to issue is        million (      ) shares.         (       ) shares shall be Common Stock, each having a par value of one cent ($0.01).        (      ) shares shall be Preferred Stock, each having a par value of one cent ($0.01).1
Effective upon the effectiveness of this Certificate of Amendment to the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware (the “Effective Time”), each [10, 11, 12, 13, 14, 15, 16, 17, 18, 19, 20, 21, 22, 23, 24, 25, 26, 27, 28, 29, 30]2 shares of Common Stock issued immediately prior to the Effective Time shall, automatically and without any action on the part of the respective holders thereof, be reclassified and combined into one share of Common Stock. No fractional shares shall be issued and, in lieu thereof, any holder of less than one share of Common Stock shall, upon surrender after the Effective Time of a certificate, which formerly represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time, be entitled to receive cash for such holder’s fractional share based upon the closing sales price of the Common Stock as reported on The Nasdaq Capital Market on the date that this Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Company becomes effective.”
Fourth:   The foregoing amendment was submitted to the stockholders of the Company for their approval, and was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.
Fifth:   This Certificate of Amendment shall be effective at 5:00 p.m. Eastern Time on        , 2024.

1
Pursuant to Proposal No. 6, to the extent the board of directors of the Company (the “Board”) elects to effect a reverse stock split there will be a proportionate reduction in the number of shares authorized.

2
The Board adopted a resolution approving 21 separate amendments to the Amended and Restated Certificate of Incorporation, as amended, of the Company. These amendments approve the combination of any whole number of shares of Common Stock between and including 10 and 30 into one share of Common Stock and a proportionate reduction in the number of authorized shares of Common Stock. By approving Proposal No. 6, you are approving each of the 21 amendments proposed by the Board. The Certificate of Amendment filed with the Secretary of State of the State of Delaware will include only that amendment determined by the Board to be in the best interests of the Corporation and its stockholders. The other 20 proposed amendments will be abandoned pursuant to Section 242(c) of the Delaware General Corporation Law. The Board may also elect not to do any reverse split in which all 21 proposed amendments will be abandoned. In accordance with these resolutions, the Board will not implement any amendment providing for a different split ratio.

C-1

In Witness Whereof, Outlook Therapeutics, Inc. has caused this Certificate of Amendment to be signed by its Chief Financial Officer, Treasurer and Secretary this            day of            , 2024.
Outlook Therapeutics, Inc.
By:

Lawrence A. Kenyon
Chief Financial Officer, Treasurer and Secretary

C-2

ANNUAL MEETING OF STOCKHOLDERS OFOUTLOOK THERAPEUTICS, INC.March [ ], 2024PROXY VOTING INSTRUCTIONSINTERNET - Access “www.voteproxy.com” and follow the on-screeninstructions or scan the QR code with your smartphone. Have yourproxy card available when you access the web page.TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) inthe United States or 1-718-921-8500 from foreign countries fromany touch-tone telephone and follow the instructions. Have yourproxy card available when you call.Vote online/phone until 11:59 PM EST the day before the meeting.MAIL - Sign, date and mail your proxy card in the envelopeprovided as soon as possible.IN PERSON - You may vote your shares in person by attendingthe Annual Meeting.GO GREEN - e-Consent makes it easy to go paperless. Withe-Consent, you can quickly access your proxy material, statementsand other eligible documents online, while reducing costs, clutterand paper waste. Enroll today via www.astfinancial.com to enjoyonline access.COMPANY NUMBERACCOUNT NUMBERImportant Notice Regarding the Availability of Proxy Materials for the Annual Meeting ofStockholders to be held March [ ], 2024The Proxy Statement and our 2023 Annual Report to Stockholdersare available at http://www.astproxyportal.com/ast/22704/Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.030024THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE FOLLOWING NOMINEES,AND "FOR" PROPOSALS 2, 3, 4, 5, 6, 7 AND 8.PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HEREProposal 2 To approve the potential issuance in excess of 19.99% of our outstandingcommon stock in a private placement of shares of commonstock and accompanying warrants at less than the “minimumprice” under Nasdaq Listing Rule 5635.Proposal 3 To approve the potential issuance in excess of 19.99% of our outstandingcommon stock upon the conversion of an outstandingconvertible note at less than the “minimum price” under NasdaqListing Rule 5635, if required pursuant to the terms of the convertiblenote.Proposal 4 To approve the amendment of Outlook Therapeutics, Inc.’sAmended and Restated Certificate of Incorporation (the“Restated Certificate”) to increase the total number of shares ofour common stock authorized for issuance from 425,000,000shares to 1,200,000,000 shares.Proposal 5 To approve the amendment of the Restated Certificate to reflectnew Delaware law provisions regarding officer exculpation.Proposal 6 To approve the amendment of the Restated Certificate to effect areverse stock split of our issued and outstanding common stock,and a corresponding and proportionate reduction in the numberof authorized shares of common stock, at a ratio of 1-for-10 to 1-for-30, to be determined in the sole discretion of the Board ofDirectors.Proposal 7 To ratify the selection of KPMG LLP as independent registeredpublic accounting firm for fiscal 2024.Proposal 8 A non-binding advisory vote on the compensation of our namedexecutive officers.FOR AGAINST ABSTAINFOR AGAINST ABSTAINFOR AGAINST ABSTAINFOR AGAINST ABSTAINProposal 1 To elect the following members of Class II of theCompany’s board of directors:Gerd Auffarth, M.D.Julia A. Haller, M.D.Andong HuangLawrence A. KenyonFOR WITHHOLDFOR AGAINST ABSTAINFOR AGAINST ABSTAINFOR AGAINST ABSTAINTo change the address on your account, please check the box at right andindicate your new address in the address space above. Please note thatchanges to the registered name(s) on the account may not be submitted viathis method.Signature of Stockholder Date: Signature of Stockholder Date:Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give fulltitle as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

OUTLOOK THERAPEUTICS, INC.PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MARCH [ ], 2024THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATEDThe undersigned hereby constitutes and appoints C. Russell Trenary III and Lawrence A.Kenyon, and each of them as proxies, each with full power of substitution, and authorizeseach of them to represent and to vote all of the shares of common stock that the undersignedis entitled to vote at the Annual Meeting of Stockholders (the “Annual Meeting”) of OutlookTherapeutics, Inc. (the “Company”) in such manner as they, or either of them, may determineon any matters that may properly come before the Annual Meeting or any postponements oradjournments thereof and to vote on the matters set forth on the reverse side as directed bythe undersigned. The Annual Meeting will be held on March [ ], 2024, 9:00 a.m. CentralTime at Cooley LLP, 110 North Wacker Drive, Suite 4200, Chicago, Illinois 60606. Theundersigned hereby revokes any proxies previously given.THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED “FOR” THENOMINEES LISTED IN PROPOSAL 1 AND “FOR” PROPOSALS 2, 3, 4, 5, 6, 7 AND 8. THE PROXIES AREAUTHORIZED TO VOTE IN THEIR DISCRETION UPON SUCH OTHER BUSINESS NOT KNOWN AS MAYPROPERLY COME BEFORE THE ANNUAL MEETING OR ANY POSTPONEMENTS OR ADJOURNMENTSTHEREOF. IF ANY OF THE NOMINEES LISTED IN PROPOSAL 1 BECOME UNAVAILABLE FOR ELECTION ASA RESULT OF AN UNEXPECTED OCCURRENCE, YOUR SHARES WILL BE VOTED FOR THE ELECTION OF ASUBSTITUTE NOMINEE PROPOSED BY THE COMPANY.(Continued and to be signed on the reverse side)14475